                                                                 EXHIBIT (H)(12)


                                 LOAN AGREEMENT


                  This LOAN AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement") is made and entered into as of the 15th day of November, 2001 by and between THOMPSON PLUMB FUNDS, INC., a Wisconsin Corporation with its address at 1200 John Q. Hammons Drive, Madison, WI 53717 (the "Borrower"), and FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association, with its address at 425 Walnut Street, Cincinnati, Ohio 45202 (the "Bank").

                  1. (a) Definitions. The following terms shall have the meanings specified below:


                  "Act" shall mean the Investment Company Act of 1940, as amended.

                  "AMEX Securities" shall mean securities issued by an entity organized in one of the states of the United States or the District of Columbia which are listed for trading and actively traded on the American Stock Exchange.

                  "Applicable Law" shall mean and include laws, statutes, ordinances, and rules and regulations thereunder, and interpretations thereof by any Governmental Authority charged with the administration or the interpretation thereof, common law and orders, requests, directives, instructions and notices of any Governmental Authority having the force of law.

                  "Authorized Officer" shall have the meaning set forth in
Section 6(a)(i)(C).

                  "Available Facility" shall mean at any time, the lesser of (i) $5,000,000.00, (ii) 5% of the Net Assets of the Fund, (iii) 5% of the market value of the assets of the Fund which are recorded on the Borrower's books and records as belonging to the Fund, which are held by the Custodian and in which the Bank has a fully perfected, first priority security interest and (iv) 5% of the sum of the market value of the following assets of the Fund: (A) NYSE Securities, (B) AMEX Securities, (C) NASDAQ Securities with a market value greater than or equal to $10.00 a share, (D) debt issues of the United States government or any of its agencies, (E) debt issues with a Moody's Investors Service, Inc. rating of no less than Baa and/or a Standard & Poor's Rating Service rating of no less than BBB, (F) preferred stocks with a Standard & Poor's Rating Service or Moody's Investors Service, Inc. rating of A or higher, in each case which are recorded on the Borrower's books and records as belonging to the Fund, which are held by the Custodian and in which the Bank has a fully perfected, first priority security interest and (G) other assets of the Fund which are expressly approved in writing by the Bank in its sole discretion; provided, however, that in calculating Net Assets for purposes of clause (ii) above and the market value of assets for purposes of clauses (iii) and (iv) above, the amount by which the aggregate market value of securities issued by any particular issuer exceeds 5% of the outstanding principal balance of the Loans shall be excluded.


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                  "Bank" shall have the meaning set forth in the preamble.

                  "Borrower" shall have the meaning set forth in the preamble.

                  "Business Day" shall mean any day excluding Saturday, Sunday and any day on which banking institutions in the State of Ohio are authorized or required by law or other government actions to close.

                  "Collateral" shall have the meaning set forth in the Pledge and Security Agreement.

                  "Custodian" shall mean the Bank, as custodian, pursuant to the Custody Agreement.

                  "Custody Agreement" shall mean that certain Custody Agreement dated February 7, 1992 between the Borrower and the Bank, as it may be amended, restated, modified or supplemented from time to time.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Effective Date" shall have the meaning set forth in Section 6(a).

                  "Event of Default" shall have the meaning set forth in Section 7.

                  "Fund" shall mean the Series known as the Thompson Plumb Growth Fund.

                  "Fund Statement" shall mean the Borrower's Statement of Additional Information dated April 1, 2001, as supplemented and amended from time to time, relating to the Thompson Plumb Growth Fund and the other Series of the Borrower.

                  "GAAP" shall mean generally accepted accounting principles in the United States consistently applied in accordance with past practices.

                  "Governmental Authority" shall mean any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court.

                  "Indebtedness" of any person shall mean all of the obligations of such person which, in accordance with GAAP, would be included as liabilities on the balance sheet of such person including, without limitation, (i) any indebtedness, obligation or liability of any kind or nature whatsoever and (ii) any guarantee, indemnity, endorsement, suretyship or other contingent obligation of any kind or nature whatsoever in respect of the obligations of another person.



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                  "Investment" shall mean, when used with respect to any person, any direct or indirect purchase or other acquisition by such person of a beneficial interest in capital stock, bonds, notes, debentures or other securities issued by any other person or any direct or indirect advance, loan or other extension of credit or capital contribution by such person to any other person.

                  "Lien" shall mean any mortgage, pledge, security interest, charge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever.

                  "Loan" and "Loans" shall have the meaning set forth in Section 2(a).

                  "Loan Documents" shall mean this Agreement, the Note, the Pledge and Security Agreement, the Securities Account Control Agreement and all other documents and instruments executed in connection herewith and with the Loans.

                  "Maturity Date" shall mean November 15, 2002.

                  "Net Assets" shall mean from time to time, the net assets of the Fund, calculated by taking the sum of the value of the Fund's securities plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses, allocable to the Fund.

                  "Note" shall have the meaning set forth in Section 2(b).

                  "NYSE Securities" shall mean securities issued by an entity organized in one of the states of the United States or the District of Columbia which are listed for trading, and actively traded, on the New York Stock Exchange.

                  "Obligations" shall mean all of the Borrower's liabilities, obligations and indebtedness to the Bank hereunder, under the Note and the other Loan Documents, or otherwise incurred in connection with the Fund, whether heretofore, now or hereafter arising and howsoever evidenced, whether primary, secondary, contingent or fixed or arising under oral or written agreement or by operation of law.

                  "Officer's Certificate" shall mean a certificate signed in the name of the Borrower by an Authorized Officer.

                  "Permitted Indebtedness" shall mean (i) liabilities incurred in the ordinary course of business which are not past due (except for those taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves in conformity with GAAP have been provided), (ii) liabilities the Borrower is permitted to incur on behalf of the Fund under the Fund Statement or the Prospectus, (iii) the Obligations, (iv) other obligations, liabilities and indebtedness owed by the Borrower to the Bank.



                                       3
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                  "Pledge and Security Agreement" shall mean a Pledge and
Security Agreement between the Borrower and the Bank substantially in the form attached hereto as Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Prime Rate" shall mean the rate, which the Bank announces as its prime-lending rate, as in effect from time to time. The Prime Rate is determined solely by the Bank pursuant to market factors and its own operating needs and does not necessarily represent the lowest or best rate actually charged to any customer. The Bank may make commercial or other loans at rates of interest at, above or below the Prime Rate.

                  "Prospectus" shall mean the Prospectus of the Borrower dated April 1, 2001 for its Thompson Plumb Growth Fund, as amended and supplemented from time to time (including, as fully as if it were set forth therein, the Fund Statement).

                  "Requirement of Law" as to any person shall mean the articles or certificate of incorporation and bylaws or other organizational or governing documents of such person and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such person or any of its property or to which such person or any of its property is subject.

                  "Securities Account Control Agreement" shall mean a Securities Account Control Agreement among the Borrower, the Bank and the Custodian substantially in the form attached hereto as Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Series" shall mean a separate series established by the Borrower's board of directors pursuant to the declaration of trust.

                           (b) General Provisions Relating to Definitions. Terms
for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any person shall include a reference to such person's permitted successors and assigns.

                           (c) Cross-References. Unless otherwise specified,
references in this Agreement and in each Loan Document to any Section are references to such Section of this Agreement or such Loan Document, as the case may be, and unless otherwise specified, references in any Section or definition to any clause are references to such clause of such Section or definition.

                  2. Loan Facility.

                           (a) Loans. Subject to the terms and conditions set
forth herein, and subject to the satisfaction of the conditions set forth in
Section 6 hereof, the Bank may, in its sole discretion, lend and relend to the Borrower for the account and benefit of the Fund, during the period from the Effective Date to the earlier of (i) the Maturity Date or (ii) the date of





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the occurrence of an Event of Default, unless waived by the Bank, such amounts as the Borrower may from time to time request (each individually a "Loan" and collectively, the "Loans") up to an aggregate principal amount outstanding at any time not to exceed the amount of the Available Facility. The proceeds of Loans may be used by the Fund for any purpose permitted under the Fund Statement and the Prospectus.

                  This Agreement does not establish a commitment or obligation of the Bank to lend money to the Borrower. The decision of whether or not to make any Loan shall be made by the Bank in its sole and absolute discretion.

                           (b) Note. The Loans shall be evidenced by a
promissory note given by the Borrower to the Bank substantially in the form attached hereto as Exhibit C (as such note may be extended, amended, restated, supplemented or otherwise modified from time to time, and together with any one or more notes which may be issued in exchange for such note, the "Note"). The Bank is hereby authorized by the Borrower to enter from time to time the balance of the Loans and all payments thereon on the reverse of the Note or in the Bank's regularly maintained data processing records, and the aggregate unpaid amount of the Loans set forth thereon or therein shall be presumptive evidence of the amount owing to the Bank and unpaid thereon, absent manifest error. The Borrower further authorizes the Bank to charge any account of the Borrower, in the name of the Fund, at the Bank or charge or increase any loan balance of the Borrower for the amount of any payments due to the Bank hereunder.

                           (c) Loan Requests. The Borrower shall notify, by
written notice in the form attached hereto as Exhibit D (each such notice, a "Loan Request"), such person at the Bank as the Bank may, from time to time, instruct the Borrower, by 2:00 p.m. (Eastern Time) on each day on which the Borrower desires to obtain a Loan hereunder, which day must be a Business Day, specifying the amount of the Loan desired. Notwithstanding the foregoing sentence, the Borrower may verbally request a Loan hereunder, provided that the Borrower shall, on the same day, send the Bank by telecopy a follow-up Loan Request in respect thereof. In no event shall the Borrower request any loan which, if advanced, would cause the aggregate principal amount of the Loans outstanding to exceed the Available Facility. Each verbal request for a Loan hereunder shall be deemed to include, and each written request shall include, a representation that all of the representations and warranties made by the Borrower in the Loan Documents are and will be, after giving effect to the requested Loan, true and complete, that all the conditions precedent to such Loan as set forth in Section 6 hereof have been satisfied, and that the proceeds of the Loan will not be used for any purpose that is not permitted under the Fund Statement and the Prospectus. Each advance of Loan proceeds hereunder shall be in a minimum amount of $1,000.00.

                           (d) Disbursement of Funds. Each Loan shall be
effectuated by the Bank crediting an account number maintained by the Borrower with the Bank.



                                       5
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                           (e) Interest.

                                    (i) The Borrower shall pay interest on the
outstanding principal balance of the Loans at a rate per annum equal to Prime, which interest shall be payable (A) monthly, in arrears, commencing on December 1, 2001, and on the first day of each month thereafter, (B) whenever all or any part of the Loans are due, whether on the Maturity Date, by virtue of a mandatory prepayment, or by reason of demand, acceleration or otherwise (on the amount then due) and (C) whenever the Borrower repays all of the Loans as a voluntary prepayment.

                                    (ii) Upon the occurrence and during the
continuance of any Event of Default hereunder, at the option of the Bank, the Loans and other Obligations of the Borrower to the Bank shall bear interest (computed and adjusted in the same manner, and with the same effect, as interest on the Loans prior to the occurrence of such Event of Default) payable on demand at a rate equal to three percent (3%) per annum in excess of the otherwise applicable rate.

                                   (iii) Interest on the Loans shall be computed
on the basis of a year consisting of three hundred sixty (360) days but applied to the actual number of days elapsed.

                                    (iv) If any payment is not made within ten
(10) days after the date due, the Borrower shall pay the Bank an amount equal to five percent (5%) of such payment or $50.00, whichever is greater.

                  3. Payments.

                           (a) Mandatory Prepayments.

                                    (i) The Borrower agrees that if the
aggregate principal amount of Loans outstanding exceeds the Available Facility at any time, such excess shall be immediately due and payable to the Bank.

                                    (ii) The Borrower agrees to repay the Loans
in full in cash together with interest accrued thereon and any other fees and charges hereunder on the Maturity Date and, if earlier, the date on which the Loans become due, whether by virtue of a mandatory prepayment provision, by demand, acceleration or otherwise.

                           (b) Voluntary Prepayments. The Borrower may prepay a
Loan in whole or in part from time to time; provided, however, that each prepayment shall be in an amount equal to, or greater than, $1,000.00 or, if less, the outstanding balance of such Loan, and shall be made with interest accrued thereon.



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                           (c) Increased Costs.

                                    (i) If the adoption of or any change in
any Requirement of Law or in the interpretation or application thereof or compliance by the Bank with any request or directive (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective Date shall subject the Bank to any tax of any kind whatsoever with respect to this Agreement, the Note or any Loan made by it, or change the basis of taxation of payments to the Bank in respect thereof and the result is to increase the cost to the Bank, by an amount which the Bank deems to be material, of making or maintaining the Loans, or to reduce any amount receivable hereunder in respect thereof, then the Borrower shall promptly pay the Bank, upon its demand, any additional amounts necessary to compensate the Bank for such increased cost or reduced amount receivable.

                                    (ii) If the Bank shall have determined that
the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Bank or any corporation controlling the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective Date shall have the effect of reducing the rate of return on the Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, after submission by the Bank to the Borrower of a written request therefor, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

                                    (iii) A certificate as to any amounts
payable pursuant to this subsection (c) submitted by the Bank to the Borrower shall be conclusive in the absence of manifest error.

                           (d) Taxes. All payments made by the Borrower under
this Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Bank hereunder or under the Note, such amounts shall be increased to the extent necessary to yield to the Bank (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Note. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Bank a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Bank the required receipts or other required documentary evidence, the Borrower shall indemnify the Bank for any incremental taxes, interest or penalties that may become payable by the Bank as a result of any such failure.

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                           (e) Place of Payment. All payments of principal and
interest hereunder shall be made in immediately available funds to the Bank at 425 Walnut Street, Cincinnati, OH 45202, or at such other place as may be designated by the Bank to the Borrower in writing.

                           (f) Business Day Payments. Whenever any of the terms
and provisions of this Agreement or the other Loan documents provides that any payment to be made shall be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

                  4. Representations and Warranties. To induce the Bank to enter into this Agreement, the Borrower represents and warrants to the Bank as follows:

                           (a) Existence. The Borrower is duly organized,
validly existing and in good standing as a Corporation under the laws of Wisconsin and is registered as an investment company under the Act.

                           (b) Authority. The Borrower has full power and
authority to own its properties and to conduct its business as an investment company and to execute, deliver and perform its obligations under this Agreement and the other Loan Documents.

                           (c) Borrowing Authorization. The execution, delivery
and performance by the Borrower of this Agreement and the other Loan Documents:
(i) have been duly authorized by all requisite action; (ii) do not and will not violate (A) any law, regulation, order, writ, judgment, decree, determination or award currently in effect and applicable to the Borrower, (B) the articles of incorporation, declaration of trust or bylaws or other organizational or governing documents of the Borrower, (C) any provision of any agreement to which the Borrower is a party, or by which it or any of its properties or assets is bound, and (D) any franchise, license, permit, certificate, authorization, qualification, accreditation or other similar right, consent or approval of or applicable to the Borrower; and (iii) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower, except in favor of the Bank. No consents, licenses, permits, applications or authorizations of, notices or reports to, or registrations, filings or declarations with, any Governmental Authority or other third party are required to be obtained in connection with the execution, delivery or performance by the Borrower of any of the Loan Documents.

                           (d) Enforceability. This Agreement and the other Loan
Documents have been duly executed and delivered by the Borrower, pursuant to due authorization, and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

                           (e) Financial Information; Adverse Change. The
Borrower has provided, or prior to the Effective Date will provide, the Bank with (i) its audited financial statements for its fiscal year ended November 30, 2000 and (ii) the Prospectus. The Borrower does not have any contingent liabilities not provided for or disclosed in such financial state-

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ments. Such financial statements present fairly, in all respects, the financial condition of the Borrower in accordance with GAAP. There has been no material adverse change in the business or financial condition of the Borrower since the date of such financial statements.

                           (f) Indebtedness. The Borrower has no Indebtedness
other than Permitted Indebtedness.

                           (g) Investments. None of the Borrower's Series,
including the Fund, has Investments which such Series is not authorized to have or which are inconsistent with or conflict with the provisions of the Prospectus relating to such Series and the Borrower generally or for which it or the Borrower is required to obtain shareholder approval.

                           (h) Litigation. There is no litigation or other
action or proceeding pending or, to the best of the knowledge of the Borrower after diligent investigation, threatened against or affecting the Borrower or any of its Series before any Governmental Authority.

                           (i) Title to Property. The Borrower (or, to the
extent applicable, each Series) has good, indefeasible and merchantable title to and ownership of all of its assets, including without limitation the Collateral, free and clear of all Liens except those in favor of the Bank.

                           (j) Compliance. The Borrower is in compliance with
the Act and all other Applicable Laws.

                           (k) No Default. No default (or event which, with
notice or lapse of time, or both, would constitute a default) exists under any agreement or instrument to which the Borrower is a party or pursuant to which any property of the Borrower is encumbered.

                           (l) Taxes. The Borrower has filed all federal, state
and local tax returns and other reports which it is required by law to file, has paid all taxes, assessments and other similar charges that are due and payable, except to the extent that any such taxes or charges are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books and records, and has withheld all employee and similar taxes which it is required by law to withhold.

                           (m) Licenses, Etc. The Borrower has obtained and
holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, and other consents, rights and approvals which are necessary for the operation of its business. The Borrower is not in violation of the terms of any such franchise, license, permit, certificate, authorization, qualification, accreditation, consent, right or approval.

                           (n) Broker's Fees. No brokerage, finder's or similar
fee or commission is due to any party by reason of the Borrower entering into this Agreement or by reason of any of the transactions contemplated hereby, and the Borrower shall indemnify and hold the Bank harmless from all such fees and commissions.

                  5. Borrower's Covenants. The Borrower agrees with the Bank that, from the date of this Agreement and until the Loans are paid in full and all obligations under this Agreement and the other Loan Documents are fully performed and this Agreement has been terminated:

                           (a) Books and Records; Inspection. The Borrower shall
keep and maintain complete books, records and files with respect to its business in accordance with GAAP and shall accurately and completely record all transactions therein. The Borrower shall permit the officers, employees and designated representatives of the Bank, from time to time to inspect the Borrower's property and to inspect and make copies of or extracts from the books, records and files of the Borrower, and the Borrower shall make the same available to the Bank and its agents and representatives for such purposes at such reasonable times as the Bank shall request.

                           (b) Financial Statements; Reports. The Borrower shall
furnish to the Bank: (i) within one hundred twenty (120) days after the last day of each fiscal year of the Borrower, a copy of the annual audit report of the Borrower prepared in accordance with GAAP, with detail reasonably satisfactory to the Bank, and consisting of at least a statement of assets and liabilities for each of the Series (including the Fund) as at the close of such fiscal year, a Schedule of Investments for each of the Series (including the Fund) as at the close of such fiscal year, a statement of operations for each of the Series (including the Fund) for such fiscal year and a statement of changes in net assets for each of the Series (including the Fund) for such fiscal year, and certified by an independent certified public accountant satisfactory to the Bank; (ii) statements of the Borrower's and the Fund's Net Assets and the market value of the assets of each Series (including the Fund) of the Borrower, whether or not held by the Custodian, on a daily basis whenever any Loans are outstanding hereunder and otherwise upon the Bank's request; (iii) promptly upon transmission thereof, copies of all regular and periodic financial information, proxy materials and other information and reports, if any, which the Borrower shall file with the Securities and Exchange Commission or any governmental agencies substituted therefor or which the Borrower shall send to its shareholders generally; and (iv) such other reports and information as the Bank may reasonably request from time to time.

                           (c) Taxes. The Borrower shall file all federal, state
and local tax returns and other reports the Borrower is required by law to file, and shall pay when due all taxes, assessments and other liabilities except for those contested in good faith by appropriate proceedings for which adequate reserves in conformity with GAAP will be provided and shall withhold all employee and similar taxes which it is required by law to withhold.

                           (d) Existence and Status. The Borrower shall
maintain its existence as a Corporation in good standing under the laws of Wisconsin, shall continue to be registered as an investment company under the Act and shall continue to maintain the Fund as a separate Series of the Borrower.

                           (e) Compliance with Law. The Borrower shall comply at
all times with the Act and all other Applicable Laws.

                           (f) Borrower's Coverage Ratio. The Borrower shall not
permit the ratio of its (i) total assets minus total liabilities (other than liabilities of any kind or nature whatsoever for borrowed money and liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower) to (ii) total liabilities of any kind or nature whatsoever for borrowed money and liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower to be less than 2000% at any time.

                           (g) Fund's Coverage Ratio. The Borrower shall not
permit the ratio of the Fund's (i) total assets minus total liabilities (other than liabilities of any kind or nature whatsoever for borrowed money and the Fund liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower on behalf of the Fund) to
(ii) total liabilities of any kind or nature whatsoever for borrowed money and the Fund's liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower on behalf of the Fund to be less than 2000% at any time.

                           (h) Licenses. The Borrower shall obtain and maintain
all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, and other consents, rights and approvals which are required by law or are necessary for the operation of its business.

                           (i) Notice. The Borrower shall notify the Bank in
writing, promptly upon the Borrower's learning thereof, of: (i) any litigation, suit or administrative proceeding which may affect the operations, financial condition or business of the Borrower or the Bank's interest in any of the Collateral; (ii) any default by the Borrower under any note, indenture, loan agreement, mortgage, lease, deed or other agreement to which the Borrower is a party or by which the Borrower or its assets are bound; (iii) a Default or an Event of Default under this Agreement; and (iv) any default by any obligor under any note or other evidence of Indebtedness payable to the Borrower.

                           (j) Use of Proceeds. The Borrower shall not use the
proceeds of the Loans for any purpose that is not permitted under the Fund Statement and the Prospectus.

                           (k) Liens. The Borrower shall not create or permit to
exist any Liens with respect to any of the assets or property of the Fund, including without limitation the Collateral, whether now owned or hereafter acquired, except Liens in favor of the Bank.

                           (l) Investments. The Borrower shall not make, agree
to make, or hold any Investment which it is not permitted to make without shareholder approval and shall make only those Investments which conform with the provisions of the Prospectus. Without limiting the generality of the foregoing, the Borrower shall not permit the Fund to make, agree to make, or hold any Investment which it is not permitted to make without shareholder approval and shall comply in all respects with, and shall make only those Investments which conform with, the provisions of the Prospectus relating to the Fund and the provisions of the Prospectus relating to the Borrower generally.

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                           (m) Transfer of Property. The Borrower shall not
sell, transfer, convey or lease, any of the assets or property of the Borrower, including without limitation the Collateral, other than in the ordinary course of business.

                           (n) Change in Structure; Change in Business. The
Borrower shall not enter into any business which is substantially different from that presently conducted by the Borrower. The Borrower shall maintain the Fund as a Series separate and apart from any other Series.

                           (o) Indebtedness. The Borrower shall not incur or
permit to exist any Indebtedness other than Permitted Indebtedness.

                           (p) Bank Accounts. Other than accounts with Firstar
Bank, the Borrower shall not make or maintain deposits on its own behalf or on behalf of the Fund with any bank or similar institution which has any right of setoff, bankers' lien, combination or consolidation of accounts, counterclaim or other similar right under Applicable Law with respect to such deposit.

                           (q) Compliance with Agreements. The Borrower shall,
and shall cause the Fund to, comply with all agreements and instruments to which it is a party or pursuant to which any of its property is encumbered.

                           (r) Solvency. Immediately after giving effect to the
execution and delivery of the Loan Documents and the making of the Loans hereunder and at all times thereafter while the Loans or any portion thereof are outstanding, each of the Borrower and the Fund shall be solvent, shall be able to pay its debts and obligations as they become due, and shall have capital sufficient to carry on its business.

                           (s) Contracts. The Borrower shall not, and shall not
permit the Fund to, enter into any agreement, contract or arrangement which would impair or adversely affect (i) its right and/or ability to carry on its business as now conducted, (ii) its right and/or ability to carry on the business of the Fund (as if the Fund were a separate business) as now conducted or (iii) the Collateral.

                           (t) Insurance. The Borrower shall maintain such
insurance as is typically maintained by prudent companies in the same line of business as the Borrower, and, without limitation of the generality of the foregoing, shall maintain all insurance required under the Act.

                           (u) Waiver. Any variance from the covenants of the
Borrower pursuant to this Section 5 shall be permitted only with the prior written consent and/or waiver of the Bank. Any such variance by consent and/or waiver shall relate solely to the variance addressed in such consent and/or waiver, and shall not operate as the Bank's consent and/or waiver to any other variance of the same covenant or other covenants, nor shall it preclude the exercise by the Bank of any power or right under this Agreement, other than with respect to such variance.

                           (v) Further Assurances. The Borrower shall take all
such further actions and execute all such further documents and instruments as the Bank may at any time determine may be necessary to create, perfect, preserve and/or protect or ensure the priority of any Lien or security interest in any Collateral.

                  6. Conditions Precedent.

                           (a) Conditions Precedent to the Effective Date. This
Agreement shall become effective on the date (the "Effective Date") on which the following conditions precedent shall have been satisfied or waived by the Bank in its sole and absolute discretion:

                                    (i) Proof of Action; Incumbency. The Bank
shall have received an Officer's Certificate from the Borrower dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the articles of incorporation or declaration of trust and bylaws or other organizational and governing documents of the Borrower as in effect as of the Effective Date, (B) that attached thereto is the true and correct copy of the records of all action taken by the Borrower to authorize its execution and delivery of this Agreement and the other Loan Documents (and the Loans contemplated hereby and thereby), and (C) as to the incumbency, the name and specimen signature of each individual who shall be authorized (each an "Authorized Officer") (1) to sign, in the name of the Borrower, this Agreement and the other Loan Documents, and (2) to give certificates and notices and to take other action on its behalf under this Agreement.

                                    (ii) Loan Documents. The Bank shall have
received (A) a fully executed Note, (B) a fully executed Pledge and Security Agreement and (C) a fully executed Securities Account Control Agreement.

                                    (iii) Representations and Warranties. The
Bank shall have received from the Borrower an Officer's Certificate to the effect that each of the representations and warranties made by the Borrower in this Agreement and in the other Loan Documents is true and correct.

                                    (iv) No Default. The Bank shall have
received from the Borrower an Officer's Certificate to the effect that no Default or Event of Default is continuing on the Effective Date, or would result from the transactions contemplated to occur on the Effective Date.

                                    (v)  Opinion. The Borrower shall have
delivered to the Bank an opinion of counsel acceptable to the Bank dated the Effective Date, substantially in the form attached hereto as Exhibit E.

                                    (vi) Form U-1. The Borrower shall have
executed and delivered to the Bank in connection herewith a Federal Reserve Form U-1, in form and substance satisfactory to the Bank ("Form U-1").

                                    (vii) Expenses. The Borrower shall have paid
to the Bank the fees, expenses and disbursements required to be paid by the Borrower pursuant to Section 8(d) hereof.

                                    (viii) Financial Statements. The Borrower
shall have provided the Bank with (A) its audited financial statements for its fiscal year ended November 30, 2000, (B) the Prospectus and (C) the Fund Statement.

                           (b) Conditions Precedent to Each Loan. Without
committing the Bank to make any Loan hereunder, to the extent the Bank in its sole discretion is willing to make a Loan, the making of each Loan is subject to the satisfaction of each of the following conditions precedent, unless waived by the Bank in its sole and absolute discretion:

                                    (i) Loan Request. The Bank shall have
received a request for such Loan in compliance with Section 2(c) hereof.

                                    (ii) Default. Before and after giving effect
to such Loan, or any portion thereof, no Default or Event of Default shall have occurred and be continuing.

                                    (iii) Representations and Warranties. Before
and after giving effect to such Loan or any portion thereof, the representations and warranties set forth herein and in the other Loan Documents shall be true and correct as though made on the date of such Loan.

                                    (iv) Adverse Change. There shall have been
no material adverse change in the business or financial condition of the Borrower or the Fund nor shall there have been a material adverse change in respect of the validity or enforceability or priority of any Liens granted to the Bank under the Loan Documents, in each case, since the Effective Date.

                                    (v) Form U-1. The Borrower shall have
delivered to the Bank as a supplement to Form U-1 a current list of collateral which adequately supports the credit extended under this Agreement.

                                    (vi) Other Actions. The Borrower shall take
such other actions and deliver to the Bank such other documents, certificates and instruments as the Bank may reasonably request to evidence, protect or perfect the Loans and the Collateral therefor.

                  7. Events of Default. If any of the following events (each, an "Event of Default") shall occur, then the Bank may without further notice or demand, accelerate the Loans and declare them to be, and thereupon the Loans shall become, immediately due and payable (except that upon the occurrence of an Event of Default as described in Section 7(h) or (i) below, the Loans shall be automatically due and payable) and the Borrower may not request further Loans hereunder (or if already requested, may not receive the proceeds of any Loans hereunder), and, regardless of whether or not the Loans shall have been accelerated, the Bank shall have all rights provided herein and in any of the other Loan Documents or otherwise provided by law to realize on the Collateral:

                           (a) The Borrower shall not have paid or repaid to the
Bank any principal of or any interest on the Loans or any other obligation hereunder or under any of the other Loan Documents when due, whether by reason of demand, acceleration or otherwise; or

                           (b) There shall have occurred any other violation or
breach or any covenant, agreement or condition contained herein or in any other Loan Document except that, in the event of a Default of the Borrower's obligation to deliver the daily statements required under Section 5(b)(iii), such Default shall not constitute an Event of Default hereunder unless the Bank has notified the Borrower of such Default and the Borrower has not cured such Default within thirty-six (36) hours of receiving such notice; or

                           (c) The Borrower shall not have paid when due any
other Indebtedness, or the holder of such other Indebtedness shall have declared such Indebtedness due prior to its stated maturity because of the Borrower's default thereunder or the Borrower shall have failed to perform any of its obligations under agreements relating to Indebtedness which failure would, if not cured, give the holder of such Indebtedness the right to accelerate the maturity of such Indebtedness; or

                           (d) There shall have occurred any violation or breach
of any covenant, agreement or condition contained in any other agreement between the Borrower and the Bank; or

                           (e) The Borrower shall not have performed its
obligations under any agreement material to its business; or

                           (f) Any representation or warranty made or deemed
made herein or in any other Loan Document or writing furnished in connection with this Agreement shall have proven to be false when made or when deemed to have been made; or

                           (g) The Borrower shall have been unable to pay its
debts as due; or

                           (h) The Borrower shall have made an assignment for
the benefit of creditors; or

                           (i) The Borrower shall have applied for the
appointment of a trustee or receiver for any part of its assets or shall have commenced any proceedings relating to the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or other liquidation law of any jurisdiction; or any such application shall have been filed, or any such proceedings shall have commenced, against the Borrower, and either the Borrower shall have indicated its approval, consent or acquiescence thereto or such proceedings shall not have been dismissed within forty-five (45) days; or an order shall have been entered appointing such trustee or receiver, or adjudicating the Borrower bankrupt or insolvent, or approving the petition in any such proceedings; or

                           (j) Any part of the Borrower's operations shall have
ceased; or

                           (k) Any final judgment which, together with other
outstanding judgments against the Borrower, causes the aggregate of such judgments to exceed One Hundred Thousand Dollars ($100,000), shall have been rendered against the Borrower; or

                           (l) There shall have occurred any material adverse
change in the business or financial condition of the Borrower or its ability to repay the Loans or a material adverse change in respect of the validity or enforceability or priority of any Liens granted to the Bank under the Loan Documents; or

                           (m) Thompson Plumb & Associates, Inc. shall no longer
be the investment advisor to the Borrower; or

                           (n) The Custodian shall no longer be the custodian of
the Collateral.

                  8. Miscellaneous.

                           (a) Lien; Right of Set-Off. The Borrower hereby
grants to the Bank a continuing lien and security interest in and to any and all moneys, securities and other properties of the Borrower and the proceeds thereof now or hereafter held or received by or in transit to the Bank from or for the account of the Borrower, whether for safekeeping, pledge, transmission, collection or otherwise, and also upon any and all deposits (general and special), account balances and credits of the Borrower with the Bank at any time existing. In addition to all statutory rights of the Bank, the Bank is hereby authorized at any time and from time to time, without prior notice to the Borrower, to set-off, appropriate, apply and enforce said lien and security interest in any and all items hereinbefore in this clause (a) referred to against all obligations arising under this Agreement or any of the other Loan Documents, and the Borrower shall continue to be liable to the Bank for any deficiency with interest at the rate set forth herein.

                           (b) Delay. No delay, omission or forbearance on the
part of the Bank in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial delay, omission or forbearance in the exercise of any other power or right. The rights and remedies of the Bank herein provided are cumulative, shall be interpreted in all respects in favor of the Bank, and are not exclusive of any other rights and remedies provided by law.

                           (c) Notice. Except as otherwise expressly provided in
this Agreement, any notice hereunder shall be in writing and shall be given by personal delivery, telecopy, or overnight courier or registered or certified mail, postage prepaid, and addressed to the parties at their addresses set forth below:

                        Bank:        Firstar Bank, National Association
                                     425 Walnut Street, Mail Location CN-WN-06TC
                                     Cincinnati, Ohio  45202
                                     Attention:  La Donna M. Bumpus
                                     Telephone:  (513) 632-4374
                                     Telecopy:   (262) 790-8707

                        Borrower:    Thompson Plumb Funds, Inc.
                                     1200 John Q. Hammons Drive
                                     Madison, WI 53717
                                     Attention:  Mr. John W. Thompson
                                     Telephone:  (608) 831-1300
                                     Telecopy:  (608) 831-4968

                  The Borrower or the Bank may, by written notice to the other as provided herein, designate another address or number for purposes hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five (5) Business Days after dispatch by certified or registered mail if mailed (or, if sooner, on the date of actual receipt), in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8(c) or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8(c).

                  (d) Expenses; Indemnity. The Borrower agrees to pay all reasonable out-of-pocket expenses of the Bank and its employees (including reasonable attorney's fees and legal expenses, but excluding the salaries of the Bank's own employees) incurred by the Bank in entering into and closing this Agreement and preparing the documentation in connection herewith, and administering or enforcing the obligations of the Borrower hereunder or under any of the other Loan Documents, and the Borrower agrees to pay the Bank upon demand for the same. The Borrower further agrees to defend, indemnify and hold the Bank harmless from any liability, obligation, cost, damage or expense, including attorney's fees and legal expenses for taxes, fees or third party claims which may arise or be related to the execution, delivery or performance of this Agreement or any of the other Loan Documents, except in the case of gross negligence or willful misconduct on the part of the Bank.

                  (e) Survival. All covenants and agreements of the Borrower made herein or otherwise in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall remain in effect so long as any obligations of the Borrower are outstanding hereunder or under any of the other Loan Documents. The obligations of the Borrower set forth in Sections 3(c), 3(d) and 8(d) shall survive the termination of this Agreement and repayment of the Obligations.

                  (f) Severability. Any provision of this Agreement or any of the other Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition of enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability or such provision in any other jurisdiction.

                  (g) Governing Law. The Loans shall be deemed made in Ohio and this Agreement and all of the other Loan Documents, and all of the rights and obligations of the Borrower and the Bank hereunder and thereunder, shall in all respects be governed by and construed in accordance with the laws of the State of Ohio, including all matters of construction, validity and performance. Without limitation on the ability of the Bank to exercise all of its rights as to the Collateral or to initiate and prosecute any action or proceeding in any applicable jurisdiction related to loan repayment, the Borrower and the Bank agree that any action or proceeding commenced by or on behalf of the parties arising out of or relating to the Loans and/or this Agreement and/or any of the other Loan Documents shall be commenced and maintained exclusively in the District Court of the United States for the Southern District of Ohio, or any other court of applicable jurisdiction located in Cincinnati, Ohio. The Borrower and the Bank also agree that a summons and complaint commencing an action or proceeding in any such Ohio courts by or on behalf of such parties shall be properly served and shall confer personal jurisdiction on a party to which said party consents, if (i) served personally or by registered or certified mail to the other party at any of its addresses noted herein, or (ii) as otherwise provided under the laws of the State of Ohio. The Borrower and the Bank hereby waive all rights to trial by jury in any proceeding arising out of or related to the transactions contemplated hereunder or under any of the other Loan Documents. The interest rate and all other terms of the Loans negotiated with the Borrower are, in part, related to the aforesaid provisions on jurisdiction, which the Bank deems a vital part of this loan arrangement.

                  (h) Successors. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns. The Borrower shall not assign its rights or delegate its duties hereunder or under any other Loan Document without the prior written consent of the Bank.

                  (i) Amendment. This Agreement may not be modified or amended except in writing signed by authorized officers of the Bank and the Borrower.

                  (j) Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                    THE BANK:

                                    FIRSTAR BANK, NATIONAL ASSOCIATION



                                    By:
                                       -----------------------------------------
                                    Name:  La Donna M. Bumpus
                                    Title:  Vice President


                                    THE BORROWER:

                                    THOMPSON PLUMB FUNDS, INC.



                                    By:
                                       -----------------------------------------
                                    Name:  John W. Thompson
                                    Title: Chairman



EXHIBITS:

A - Pledge and Security Agreement
B - Securities Account Control Agreement
C - Note
D - Form of Loan Request
E - Opinion of Counsel

                                 LOAN AGREEMENT


                  This LOAN AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement") is made and entered into as of the 15th day of November, 2001 by and between THOMPSON PLUMB FUNDS, INC., a Wisconsin Corporation with its address at 1200 John Q. Hammons Drive, Madison, WI 53717 (the "Borrower"), and FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association, with its address at 425 Walnut Street, Cincinnati, Ohio 45202 (the "Bank").

                  1. (a) Definitions. The following terms shall have the meanings specified below:

                  "Act" shall mean the Investment Company Act of 1940, as amended.

                  "AMEX Securities" shall mean securities issued by an entity organized in one of the states of the United States or the District of Columbia which are listed for trading and actively traded on the American Stock Exchange.

                  "Applicable Law" shall mean and include laws, statutes, ordinances, and rules and regulations thereunder, and interpretations thereof by any Governmental Authority charged with the administration or the interpretation thereof, common law and orders, requests, directives, instructions and notices of any Governmental Authority having the force of law.

                  "Authorized Officer" shall have the meaning set forth in
Section 6(a)(i)(C).

                  "Available Facility" shall mean at any time, the lesser of (i) $1,000,000.00, (ii) 5% of the Net Assets of the Fund, (iii) 5% of the market value of the assets of the Fund which are recorded on the Borrower's books and records as belonging to the Fund, which are held by the Custodian and in which the Bank has a fully perfected, first priority security interest and (iv) 5% of the sum of the market value of the following assets of the Fund: (A) NYSE Securities, (B) AMEX Securities, (C) NASDAQ Securities with a market value greater than or equal to $10.00 a share, (D) debt issues of the United States government or any of its agencies, (E) debt issues with a Moody's Investors Service, Inc. rating of no less than Baa and/or a Standard & Poor's Rating Service rating of no less than BBB, (F) preferred stocks with a Standard & Poor's Rating Service or Moody's Investors Service, Inc. rating of A or higher, in each case which are recorded on the Borrower's books and records as belonging to the Fund, which are held by the Custodian and in which the Bank has a fully perfected, first priority security interest and (G) other assets of the Fund which are expressly approved in writing by the Bank in its sole discretion; provided, however, that in calculating Net Assets for purposes of clause (ii) above and the market value of assets for purposes of clauses (iii) and (iv) above, the amount by which the aggregate market value of securities issued by any particular issuer exceeds 5% of the outstanding principal balance of the Loans shall be excluded.

                  "Bank" shall have the meaning set forth in the preamble.

                  "Borrower" shall have the meaning set forth in the preamble.

                  "Business Day" shall mean any day excluding Saturday, Sunday and any day on which banking institutions in the State of Ohio are authorized or required by law or other government actions to close.

                  "Collateral" shall have the meaning set forth in the Pledge and Security Agreement.

                  "Custodian" shall mean the Bank, as custodian, pursuant to the Custody Agreement.

                  "Custody Agreement" shall mean that certain Custody Agreement dated February 7, 1992 between the Borrower and the Bank, as it may be amended, restated, modified or supplemented from time to time.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Effective Date" shall have the meaning set forth in Section 6(a).

                  "Event of Default" shall have the meaning set forth in Section 7.

                  "Fund" shall mean the Series known as the Thompson Plumb Bond Fund.

                  "Fund Statement" shall mean the Borrower's Statement of Additional Information dated April 1, 2001, as supplemented and amended from time to time, relating to the Thompson Plumb Bond Fund and the other Series of the Borrower.

                  "GAAP" shall mean generally accepted accounting principles in the United States consistently applied in accordance with past practices.

                  "Governmental Authority" shall mean any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court.

                  "Indebtedness" of any person shall mean all of the obligations of such person which, in accordance with GAAP, would be included as liabilities on the balance sheet of such person including, without limitation, (i) any indebtedness, obligation or liability of any kind or nature whatsoever and (ii) any guarantee, indemnity, endorsement, suretyship or other contingent obligation of any kind or nature whatsoever in respect of the obligations of another person.

                  "Investment" shall mean, when used with respect to any person, any direct or indirect purchase or other acquisition by such person of a beneficial interest in capital stock, bonds, notes, debentures or other securities issued by any other person or any direct or indirect advance, loan or other extension of credit or capital contribution by such person to any other person.

                  "Lien" shall mean any mortgage, pledge, security interest, charge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever.

                  "Loan" and "Loans" shall have the meaning set forth in Section 2(a).

                  "Loan Documents" shall mean this Agreement, the Note, the Pledge and Security Agreement, the Securities Account Control Agreement and all other documents and instruments executed in connection herewith and with the Loans.

                  "Maturity Date" shall mean November 15, 2002.

                  "Net Assets" shall mean from time to time, the net assets of the Fund, calculated by taking the sum of the value of the Fund's securities plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses, allocable to the Fund.

                  "Note" shall have the meaning set forth in Section 2(b).

                  "NYSE Securities" shall mean securities issued by an entity organized in one of the states of the United States or the District of Columbia which are listed for trading, and actively traded, on the New York Stock Exchange.

                  "Obligations" shall mean all of the Borrower's liabilities, obligations and indebtedness to the Bank hereunder, under the Note and the other Loan Documents, or otherwise incurred in connection with the Fund, whether heretofore, now or hereafter arising and howsoever evidenced, whether primary, secondary, contingent or fixed or arising under oral or written agreement or by operation of law.

                  "Officer's Certificate" shall mean a certificate signed in the name of the Borrower by an Authorized Officer.

                  "Permitted Indebtedness" shall mean (i) liabilities incurred in the ordinary course of business which are not past due (except for those taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves in conformity with GAAP have been provided), (ii) liabilities the Borrower is permitted to incur on behalf of the Fund under the Fund Statement or the Prospectus, (iii) the Obligations, (iv) other obligations, liabilities and indebtedness owed by the Borrower to the Bank.

                  "Pledge and Security Agreement" shall mean a Pledge and Security Agreement between the Borrower and the Bank substantially in the form attached hereto as Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Prime Rate" shall mean the rate, which the Bank announces as its prime-lending rate, as in effect from time to time. The Prime Rate is determined solely by the Bank pursuant to market factors and its own operating needs and does not necessarily represent the lowest or best rate actually charged to any customer. The Bank may make commercial or other loans at rates of interest at, above or below the Prime Rate.

                  "Prospectus" shall mean the Prospectus of the Borrower dated April 1, 2001 for its Thompson Plumb Bond Fund, as amended and supplemented from time to time (including, as fully as if it were set forth therein, the Fund Statement).

                  "Requirement of Law" as to any person shall mean the articles or certificate of incorporation and bylaws or other organizational or governing documents of such person and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such person or any of its property or to which such person or any of its property is subject.

                  "Securities Account Control Agreement" shall mean a Securities Account Control Agreement among the Borrower, the Bank and the Custodian substantially in the form attached hereto as Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Series" shall mean a separate series established by the Borrower's board of directors pursuant to the declaration of trust.

                           (b) General Provisions Relating to Definitions. Terms
for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any person shall include a reference to such person's permitted successors and assigns.

                           (c) Cross-References. Unless otherwise specified,
references in this Agreement and in each Loan Document to any Section are references to such Section of this Agreement or such Loan Document, as the case may be, and unless otherwise specified, references in any Section or definition to any clause are references to such clause of such Section or definition.

                  2. Loan Facility.

                           (a) Loans. Subject to the terms and conditions set
forth herein, and subject to the satisfaction of the conditions set forth in
Section 6 hereof, the Bank may, in its sole discretion, lend and relend to the Borrower for the account and benefit of the Fund, during the period from the Effective Date to the earlier of (i) the Maturity Date or (ii) the date of the occurrence of an Event of Default, unless waived by the Bank, such amounts as the Borrower may from time to time request (each individually a "Loan" and collectively, the "Loans") up to an aggregate principal amount outstanding at any time not to exceed the amount of the Available Facility. The proceeds of Loans may be used by the Fund for any purpose permitted under the Fund Statement and the Prospectus.

                  This Agreement does not establish a commitment or obligation of the Bank to lend money to the Borrower. The decision of whether or not to make any Loan shall be made by the Bank in its sole and absolute discretion.

                           (b) Note. The Loans shall be evidenced by a
promissory note given by the Borrower to the Bank substantially in the form attached hereto as Exhibit C (as such note may be extended, amended, restated, supplemented or otherwise modified from time to time, and together with any one or more notes which may be issued in exchange for such note, the "Note"). The Bank is hereby authorized by the Borrower to enter from time to time the balance of the Loans and all payments thereon on the reverse of the Note or in the Bank's regularly maintained data processing records, and the aggregate unpaid amount of the Loans set forth thereon or therein shall be presumptive evidence of the amount owing to the Bank and unpaid thereon, absent manifest error. The Borrower further authorizes the Bank to charge any account of the Borrower, in the name of the Fund, at the Bank or charge or increase any loan balance of the Borrower for the amount of any payments due to the Bank hereunder.

                           (c) Loan Requests. The Borrower shall notify, by
written notice in the form attached hereto as Exhibit D (each such notice, a "Loan Request"), such person at the Bank as the Bank may, from time to time, instruct the Borrower, by 2:00 p.m. (Eastern Time) on each day on which the Borrower desires to obtain a Loan hereunder, which day must be a Business Day, specifying the amount of the Loan desired. Notwithstanding the foregoing sentence, the Borrower may verbally request a Loan hereunder, provided that the Borrower shall, on the same day, send the Bank by telecopy a follow-up Loan Request in respect thereof. In no event shall the Borrower request any loan which, if advanced, would cause the aggregate principal amount of the Loans outstanding to exceed the Available Facility. Each verbal request for a Loan hereunder shall be deemed to include, and each written request shall include, a representation that all of the representations and warranties made by the Borrower in the Loan Documents are and will be, after giving effect to the requested Loan, true and complete, that all the conditions precedent to such Loan as set forth in Section 6 hereof have been satisfied, and that the proceeds of the Loan will not be used for any purpose that is not permitted under the Fund Statement and the Prospectus. Each advance of Loan proceeds hereunder shall be in a minimum amount of $1,000.00.

                           (d) Disbursement of Funds. Each Loan shall be
effectuated by the Bank crediting an account number maintained by the Borrower with the Bank.

                           (e) Interest.

                                    (i) The Borrower shall pay interest on the
outstanding principal balance of the Loans at a rate per annum equal to Prime, which interest shall be payable (A) monthly, in arrears, commencing on December 1, 2001, and on the first day of each month thereafter, (B) whenever all or any part of the Loans are due, whether on the Maturity Date, by virtue of a mandatory prepayment, or by reason of demand, acceleration or otherwise (on the amount then due) and (C) whenever the Borrower repays all of the Loans as a voluntary prepayment.

                                    (ii) Upon the occurrence and during the
continuance of any Event of Default hereunder, at the option of the Bank, the Loans and other Obligations of the Borrower to the Bank shall bear interest (computed and adjusted in the same manner, and with the same effect, as interest on the Loans prior to the occurrence of such Event of Default) payable on demand at a rate equal to three percent (3%) per annum in excess of the otherwise applicable rate.

                                    (iii) Interest on the Loans shall be
computed on the basis of a year consisting of three hundred sixty (360) days but applied to the actual number of days elapsed.

                                    (iv) If any payment is not made within ten
(10) days after the date due, the Borrower shall pay the Bank an amount equal to five percent (5%) of such payment or $50.00, whichever is greater.

                  3. Payments.

                           (a) Mandatory Prepayments.

                                    (i) The Borrower agrees that if the
aggregate principal amount of Loans outstanding exceeds the Available Facility at any time, such excess shall be immediately due and payable to the Bank.

                                    (ii) The Borrower agrees to repay the Loans
in full in cash together with interest accrued thereon and any other fees and charges hereunder on the Maturity Date and, if earlier, the date on which the Loans become due, whether by virtue of a mandatory prepayment provision, by demand, acceleration or otherwise.

                           (b) Voluntary Prepayments. The Borrower may prepay a
Loan in whole or in part from time to time; provided, however, that each prepayment shall be in an amount equal to, or greater than, $1,000.00 or, if less, the outstanding balance of such Loan, and shall be made with interest accrued thereon.

                           (c) Increased Costs.

                                    (i) If the adoption of or any change in any
Requirement of Law or in the interpretation or application thereof or compliance by the Bank with any request or directive (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective Date shall subject the Bank to any tax of any kind whatsoever with respect to this Agreement, the Note or any Loan made by it, or change the basis of taxation of payments to the Bank in respect thereof and the result is to increase the cost to the Bank, by an amount which the Bank deems to be material, of making or maintaining the Loans, or to reduce any amount receivable hereunder in respect thereof, then the Borrower shall promptly pay the Bank, upon its demand, any additional amounts necessary to compensate the Bank for such increased cost or reduced amount receivable.

                                    (ii) If the Bank shall have determined that
the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Bank or any corporation controlling the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective Date shall have the effect of reducing the rate of return on the Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, after submission by the Bank to the Borrower of a written request therefor, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

                                    (iii) A certificate as to any amounts
payable pursuant to this subsection (c) submitted by the Bank to the Borrower shall be conclusive in the absence of manifest error.

                           (d) Taxes. All payments made by the Borrower under
this Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Bank hereunder or under the Note, such amounts shall be increased to the extent necessary to yield to the Bank (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Note. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Bank a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Bank the required receipts or other required documentary evidence, the Borrower shall indemnify the Bank for any incremental taxes, interest or penalties that may become payable by the Bank as a result of any such failure.

                           (e) Place of Payment. All payments of principal and
interest hereunder shall be made in immediately available funds to the Bank at 425 Walnut Street, Cincinnati, OH 45202, or at such other place as may be designated by the Bank to the Borrower in writing.

                           (f) Business Day Payments. Whenever any of the terms
and provisions of this Agreement or the other Loan documents provides that any payment to be made shall be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

                  4. Representations and Warranties. To induce the Bank to enter into this Agreement, the Borrower represents and warrants to the Bank as follows:

                           (a) Existence. The Borrower is duly organized,
validly existing and in good standing as a Corporation under the laws of Wisconsin and is registered as an investment company under the Act.

                           (b) Authority. The Borrower has full power and
authority to own its properties and to conduct its business as an investment company and to execute, deliver and perform its obligations under this Agreement and the other Loan Documents.

                           (c) Borrowing Authorization. The execution, delivery
and performance by the Borrower of this Agreement and the other Loan Documents:
(i) have been duly authorized by all requisite action; (ii) do not and will not violate (A) any law, regulation, order, writ, judgment, decree, determination or award currently in effect and applicable to the Borrower, (B) the articles of incorporation, declaration of trust or bylaws or other organizational or governing documents of the Borrower, (C) any provision of any agreement to which the Borrower is a party, or by which it or any of its properties or assets is bound, and (D) any franchise, license, permit, certificate, authorization, qualification, accreditation or other similar right, consent or approval of or applicable to the Borrower; and (iii) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower, except in favor of the Bank. No consents, licenses, permits, applications or authorizations of, notices or reports to, or registrations, filings or declarations with, any Governmental Authority or other third party are required to be obtained in connection with the execution, delivery or performance by the Borrower of any of the Loan Documents.

                           (d) Enforceability. This Agreement and the other Loan
Documents have been duly executed and delivered by the Borrower, pursuant to due authorization, and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

                           (e) Financial Information; Adverse Change. The
Borrower has provided, or prior to the Effective Date will provide, the Bank with (i) its audited financial statements for its fiscal year ended November 30, 2000 and (ii) the Prospectus. The Borrower does not have any contingent liabilities not provided for or disclosed in such financial statements. Such financial statements present fairly, in all respects, the financial condition of the Borrower in accordance with GAAP. There has been no material adverse change in the business or financial condition of the Borrower since the date of such financial statements.

                           (f) Indebtedness. The Borrower has no Indebtedness
other than Permitted Indebtedness.

                           (g) Investments. None of the Borrower's Series,
including the Fund, has Investments which such Series is not authorized to have or which are inconsistent with or conflict with the provisions of the Prospectus relating to such Series and the Borrower generally or for which it or the Borrower is required to obtain shareholder approval.

                           (h) Litigation. There is no litigation or other
action or proceeding pending or, to the best of the knowledge of the Borrower after diligent investigation, threatened against or affecting the Borrower or any of its Series before any Governmental Authority.

                           (i) Title to Property. The Borrower (or, to the
extent applicable, each Series) has good, indefeasible and merchantable title to and ownership of all of its assets, including without limitation the Collateral, free and clear of all Liens except those in favor of the Bank.

                           (j) Compliance. The Borrower is in compliance with
the Act and all other Applicable Laws.

                           (k) No Default. No default (or event which, with
notice or lapse of time, or both, would constitute a default) exists under any agreement or instrument to which the Borrower is a party or pursuant to which any property of the Borrower is encumbered.

                           (l) Taxes. The Borrower has filed all federal, state
and local tax returns and other reports which it is required by law to file, has paid all taxes, assessments and other similar charges that are due and payable, except to the extent that any such taxes or charges are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books and records, and has withheld all employee and similar taxes which it is required by law to withhold.

                           (m) Licenses, Etc. The Borrower has obtained and
holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, and other consents, rights and approvals which are necessary for the operation of its business. The Borrower is not in violation of the terms of any such franchise, license, permit, certificate, authorization, qualification, accreditation, consent, right or approval.

                           (n) Broker's Fees. No brokerage, finder's or similar
fee or commission is due to any party by reason of the Borrower entering into this Agreement or by reason of any of the transactions contemplated hereby, and the Borrower shall indemnify and hold the Bank harmless from all such fees and commissions.

                  5. Borrower's Covenants. The Borrower agrees with the Bank that, from the date of this Agreement and until the Loans are paid in full and all obligations under this Agreement and the other Loan Documents are fully performed and this Agreement has been terminated:

                           (a) Books and Records; Inspection. The Borrower shall
keep and maintain complete books, records and files with respect to its business in accordance with GAAP and shall accurately and completely record all transactions therein. The Borrower shall permit the officers, employees and designated representatives of the Bank, from time to time to inspect the Borrower's property and to inspect and make copies of or extracts from the books, records and files of the Borrower, and the Borrower shall make the same available to the Bank and its agents and representatives for such purposes at such reasonable times as the Bank shall request.

                           (b) Financial Statements; Reports. The Borrower shall
furnish to the Bank: (i) within one hundred twenty (120) days after the last day of each fiscal year of the Borrower, a copy of the annual audit report of the Borrower prepared in accordance with GAAP, with detail reasonably satisfactory to the Bank, and consisting of at least a statement of assets and liabilities for each of the Series (including the Fund) as at the close of such fiscal year, a Schedule of Investments for each of the Series (including the Fund) as at the close of such fiscal year, a statement of operations for each of the Series (including the Fund) for such fiscal year and a statement of changes in net assets for each of the Series (including the Fund) for such fiscal year, and certified by an independent certified public accountant satisfactory to the Bank; (ii) statements of the Borrower's and the Fund's Net Assets and the market value of the assets of each Series (including the Fund) of the Borrower, whether or not held by the Custodian, on a daily basis whenever any Loans are outstanding hereunder and otherwise upon the Bank's request; (iii) promptly upon transmission thereof, copies of all regular and periodic financial information, proxy materials and other information and reports, if any, which the Borrower shall file with the Securities and Exchange Commission or any governmental agencies substituted therefor or which the Borrower shall send to its shareholders generally; and (iv) such other reports and information as the Bank may reasonably request from time to time.

                           (c) Taxes. The Borrower shall file all federal, state
and local tax returns and other reports the Borrower is required by law to file, and shall pay when due all taxes, assessments and other liabilities except for those contested in good faith by appropriate proceedings for which adequate reserves in conformity with GAAP will be provided and shall withhold all employee and similar taxes which it is required by law to withhold.

                           (d) Existence and Status. The Borrower shall maintain
its existence as a Corporation in good standing under the laws of Wisconsin, shall continue to be registered as an investment company under the Act and shall continue to maintain the Fund as a separate Series of the Borrower.

                           (e) Compliance with Law. The Borrower shall comply at
all times with the Act and all other Applicable Laws.

                           (f) Borrower's Coverage Ratio. The Borrower shall not
permit the ratio of its (i) total assets minus total liabilities (other than liabilities of any kind or nature whatsoever for borrowed money and liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower) to (ii) total liabilities of any kind or nature whatsoever for borrowed money and liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower to be less than 2000% at any time.

                           (g) Fund's Coverage Ratio. The Borrower shall not
permit the ratio of the Fund's (i) total assets minus total liabilities (other than liabilities of any kind or nature whatsoever for borrowed money and the Fund liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower on behalf of the Fund) to
(ii) total liabilities of any kind or nature whatsoever for borrowed money and the Fund's liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower on behalf of the Fund to be less than 2000% at any time.

                           (h) Licenses. The Borrower shall obtain and maintain
all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, and other consents, rights and approvals which are required by law or are necessary for the operation of its business.

                           (i) Notice. The Borrower shall notify the Bank in
writing, promptly upon the Borrower's learning thereof, of: (i) any litigation, suit or administrative proceeding which may affect the operations, financial condition or business of the Borrower or the Bank's interest in any of the Collateral; (ii) any default by the Borrower under any note, indenture, loan agreement, mortgage, lease, deed or other agreement to which the Borrower is a party or by which the Borrower or its assets are bound; (iii) a Default or an Event of Default under this Agreement; and (iv) any default by any obligor under any note or other evidence of Indebtedness payable to the Borrower.

                           (j) Use of Proceeds. The Borrower shall not use the
proceeds of the Loans for any purpose that is not permitted under the Fund Statement and the Prospectus.

                           (k) Liens. The Borrower shall not create or permit to
exist any Liens with respect to any of the assets or property of the Fund, including without limitation the Collateral, whether now owned or hereafter acquired, except Liens in favor of the Bank.

                           (l) Investments. The Borrower shall not make, agree
to make, or hold any Investment which it is not permitted to make without shareholder approval and shall make only those Investments which conform with the provisions of the Prospectus. Without limiting the generality of the foregoing, the Borrower shall not permit the Fund to make, agree to make, or hold any Investment which it is not permitted to make without shareholder approval and shall comply in all respects with, and shall make only those Investments which conform with, the provisions of the Prospectus relating to the Fund and the provisions of the Prospectus relating to the Borrower generally.

                           (m) Transfer of Property. The Borrower shall not
sell, transfer, convey or lease, any of the assets or property of the Borrower, including without limitation the Collateral, other than in the ordinary course of business.

                           (n) Change in Structure; Change in Business. The
Borrower shall not enter into any business which is substantially different from that presently conducted by the Borrower. The Borrower shall maintain the Fund as a Series separate and apart from any other Series.

                           (o) Indebtedness. The Borrower shall not incur or
permit to exist any Indebtedness other than Permitted Indebtedness.

                           (p) Bank Accounts. Other than accounts with Firstar
Bank, the Borrower shall not make or maintain deposits on its own behalf or on behalf of the Fund with any bank or similar institution which has any right of setoff, bankers' lien, combination or consolidation of accounts, counterclaim or other similar right under Applicable Law with respect to such deposit.

                           (q) Compliance with Agreements. The Borrower shall,
and shall cause the Fund to, comply with all agreements and instruments to which it is a party or pursuant to which any of its property is encumbered.

                           (r) Solvency. Immediately after giving effect to the
execution and delivery of the Loan Documents and the making of the Loans hereunder and at all times thereafter while the Loans or any portion thereof are outstanding, each of the Borrower and the Fund shall be solvent, shall be able to pay its debts and obligations as they become due, and shall have capital sufficient to carry on its business.

                           (s) Contracts. The Borrower shall not, and shall not
permit the Fund to, enter into any agreement, contract or arrangement which would impair or adversely affect (i) its right and/or ability to carry on its business as now conducted, (ii) its right and/or ability to carry on the business of the Fund (as if the Fund were a separate business) as now conducted or (iii) the Collateral.

                           (t) Insurance. The Borrower shall maintain such
insurance as is typically maintained by prudent companies in the same line of business as the Borrower, and, without limitation of the generality of the foregoing, shall maintain all insurance required under the Act.

                           (u) Waiver. Any variance from the covenants of the
Borrower pursuant to this Section 5 shall be permitted only with the prior written consent and/or waiver of the Bank. Any such variance by consent and/or waiver shall relate solely to the variance addressed in such consent and/or waiver, and shall not operate as the Bank's consent and/or waiver to any other variance of the same covenant or other covenants, nor shall it preclude the exercise by the Bank of any power or right under this Agreement, other than with respect to such variance.

                           (v) Further Assurances. The Borrower shall take all
such further actions and execute all such further documents and instruments as the Bank may at any time determine may be necessary to create, perfect, preserve and/or protect or ensure the priority of any Lien or security interest in any Collateral.

                  6. Conditions Precedent.

                           (a) Conditions Precedent to the Effective Date. This
Agreement shall become effective on the date (the "Effective Date") on which the following conditions precedent shall have been satisfied or waived by the Bank in its sole and absolute discretion:

                                    (i) Proof of Action; Incumbency. The Bank
shall have received an Officer's Certificate from the Borrower dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the articles of incorporation or declaration of trust and bylaws or other organizational and governing documents of the Borrower as in effect as of the Effective Date, (B) that attached thereto is the true and correct copy of the records of all action taken by the Borrower to authorize its execution and delivery of this Agreement and the other Loan Documents (and the Loans contemplated hereby and thereby), and (C) as to the incumbency, the name and specimen signature of each individual who shall be authorized (each an "Authorized Officer") (1) to sign, in the name of the Borrower, this Agreement and the other Loan Documents, and (2) to give certificates and notices and to take other action on its behalf under this Agreement.

                                    (ii) Loan Documents. The Bank shall have
received (A) a fully executed Note, (B) a fully executed Pledge and Security Agreement and (C) a fully executed Securities Account Control Agreement.

                                    (iii) Representations and Warranties. The
Bank shall have received from the Borrower an Officer's Certificate to the effect that each of the representations and warranties made by the Borrower in this Agreement and in the other Loan Documents is true and correct.

                                    (iv) No Default. The Bank shall have
received from the Borrower an Officer's Certificate to the effect that no Default or Event of Default is continuing on the Effective Date, or would result from the transactions contemplated to occur on the Effective Date.

                                    (v) Opinion. The Borrower shall have
delivered to the Bank an opinion of counsel acceptable to the Bank dated the Effective Date, substantially in the form attached hereto as Exhibit E.

                                    (vi) Form U-1. The Borrower shall have
executed and delivered to the Bank in connection herewith a Federal Reserve Form U-1, in form and substance satisfactory to the Bank ("Form U-1").

                                    (vii) Expenses. The Borrower shall have paid
to the Bank the fees, expenses and disbursements required to be paid by the Borrower pursuant to Section 8(d) hereof.

                                    (viii) Financial Statements. The Borrower
shall have provided the Bank with (A) its audited financial statements for its fiscal year ended November 30, 2000, (B) the Prospectus and (C) the Fund Statement.

                           (b) Conditions Precedent to Each Loan. Without
committing the Bank to make any Loan hereunder, to the extent the Bank in its sole discretion is willing to make a Loan, the making of each Loan is subject to the satisfaction of each of the following conditions precedent, unless waived by the Bank in its sole and absolute discretion:

                                    (i) Loan Request. The Bank shall have
received a request for such Loan in compliance with Section 2(c) hereof.

                                    (ii) Default. Before and after giving effect
to such Loan, or any portion thereof, no Default or Event of Default shall have occurred and be continuing.

                                    (iii) Representations and Warranties. Before
and after giving effect to such Loan or any portion thereof, the representations and warranties set forth herein and in the other Loan Documents shall be true and correct as though made on the date of such Loan.

                                    (iv) Adverse Change. There shall have been
no material adverse change in the business or financial condition of the Borrower or the Fund nor shall there have been a material adverse change in respect of the validity or enforceability or priority of any Liens granted to the Bank under the Loan Documents, in each case, since the Effective Date.

                                    (v) Form U-1. The Borrower shall have
delivered to the Bank as a supplement to Form U-1 a current list of collateral which adequately supports the credit extended under this Agreement.

                                    (vi) Other Actions. The Borrower shall take
such other actions and deliver to the Bank such other documents, certificates and instruments as the Bank may reasonably request to evidence, protect or perfect the Loans and the Collateral therefor.

                  7. Events of Default. If any of the following events (each, an "Event of Default") shall occur, then the Bank may without further notice or demand, accelerate the Loans and declare them to be, and thereupon the Loans shall become, immediately due and payable (except that upon the occurrence of an Event of Default as described in Section 7(h) or (i) below, the Loans shall be automatically due and payable) and the Borrower may not request further Loans hereunder (or if already requested, may not receive the proceeds of any Loans hereunder), and, regardless of whether or not the Loans shall have been accelerated, the Bank shall have all rights provided herein and in any of the other Loan Documents or otherwise provided by law to realize on the Collateral:

                           (a) The Borrower shall not have paid or repaid to the
Bank any principal of or any interest on the Loans or any other obligation hereunder or under any of the other Loan Documents when due, whether by reason of demand, acceleration or otherwise; or

                           (b) There shall have occurred any other violation or
breach or any covenant, agreement or condition contained herein or in any other Loan Document except that, in the event of a Default of the Borrower's obligation to deliver the daily statements required under Section 5(b)(iii), such Default shall not constitute an Event of Default hereunder unless the Bank has notified the Borrower of such Default and the Borrower has not cured such Default within thirty-six (36) hours of receiving such notice; or

                           (c) The Borrower shall not have paid when due any
other Indebtedness, or the holder of such other Indebtedness shall have declared such Indebtedness due prior to its stated maturity because of the Borrower's default thereunder or the Borrower shall have failed to perform any of its obligations under agreements relating to Indebtedness which failure would, if not cured, give the holder of such Indebtedness the right to accelerate the maturity of such Indebtedness; or

                           (d) There shall have occurred any violation or breach
of any covenant, agreement or condition contained in any other agreement between the Borrower and the Bank; or

                           (e) The Borrower shall not have performed its
obligations under any agreement material to its business; or

                           (f) Any representation or warranty made or deemed
made herein or in any other Loan Document or writing furnished in connection with this Agreement shall have proven to be false when made or when deemed to have been made; or

                           (g) The Borrower shall have been unable to pay its
debts as due; or

                           (h) The Borrower shall have made an assignment for
the benefit of creditors; or

                           (i) The Borrower shall have applied for the
appointment of a trustee or receiver for any part of its assets or shall have commenced any proceedings relating to the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or other liquidation law of any jurisdiction; or any such application shall have been filed, or any such proceedings shall have commenced, against the Borrower, and either the Borrower shall have indicated its approval, consent or acquiescence thereto or such proceedings shall not have been dismissed within forty-five (45) days; or an order shall have been entered appointing such trustee or receiver, or adjudicating the Borrower bankrupt or insolvent, or approving the petition in any such proceedings; or

                           (j) Any part of the Borrower's operations shall have
ceased; or

                           (k) Any final judgment which, together with other
outstanding judgments against the Borrower, causes the aggregate of such judgments to exceed One Hundred Thousand Dollars ($100,000), shall have been rendered against the Borrower; or

                           (l) There shall have occurred any material adverse
change in the business or financial condition of the Borrower or its ability to repay the Loans or a material adverse change in respect of the validity or enforceability or priority of any Liens granted to the Bank under the Loan Documents; or

                           (m) Thompson Plumb & Associates, Inc. shall no longer
be the investment advisor to the Borrower; or

                           (n) The Custodian shall no longer be the custodian of
the Collateral.

                  8. Miscellaneous.

                           (a) Lien; Right of Set-Off. The Borrower hereby
grants to the Bank a continuing lien and security interest in and to any and all moneys, securities and other properties of the Borrower and the proceeds thereof now or hereafter held or received by or in transit to the Bank from or for the account of the Borrower, whether for safekeeping, pledge, transmission, collection or otherwise, and also upon any and all deposits (general and special), account balances and credits of the Borrower with the Bank at any time existing. In addition to all statutory rights of the Bank, the Bank is hereby authorized at any time and from time to time, without prior notice to the Borrower, to set-off, appropriate, apply and enforce said lien and security interest in any and all items hereinbefore in this clause (a) referred to against all obligations arising under this Agreement or any of the other Loan Documents, and the Borrower shall continue to be liable to the Bank for any deficiency with interest at the rate set forth herein.

                           (b) Delay. No delay, omission or forbearance on the
part of the Bank in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial delay, omission or forbearance in the exercise of any other power or right. The rights and remedies of the Bank herein provided are cumulative, shall be interpreted in all respects in favor of the Bank, and are not exclusive of any other rights and remedies provided by law.

                           (c) Notice. Except as otherwise expressly provided in
this Agreement, any notice hereunder shall be in writing and shall be given by personal delivery, telecopy, or overnight courier or registered or certified mail, postage prepaid, and addressed to the parties at their addresses set forth below:

                     Bank:           Firstar Bank, National Association
                                     425 Walnut Street, Mail Location CN-WN-06TC
                                     Cincinnati, Ohio  45202
                                     Attention:  La Donna M. Bumpus
                                     Telephone:  (513) 632-4374
                                     Telecopy:   (262) 790-8707

                     Borrower:       Thompson Plumb Funds, Inc.
                                     1200 John Q. Hammons Drive
                                     Madison, WI 53717
                                     Attention:  Mr. John W. Thompson
                                     Telephone:  (608) 831-1300
                                     Telecopy:  (608) 831-4968

                  The Borrower or the Bank may, by written notice to the other as provided herein, designate another address or number for purposes hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five (5) Business Days after dispatch by certified or registered mail if mailed (or, if sooner, on the date of actual receipt), in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8(c) or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8(c).

                  (d) Expenses; Indemnity. The Borrower agrees to pay all reasonable out-of-pocket expenses of the Bank and its employees (including reasonable attorney's fees and legal expenses, but excluding the salaries of the Bank's own employees) incurred by the Bank in entering into and closing this Agreement and preparing the documentation in connection herewith, and administering or enforcing the obligations of the Borrower hereunder or under any of the other Loan Documents, and the Borrower agrees to pay the Bank upon demand for the same. The Borrower further agrees to defend, indemnify and hold the Bank harmless from any liability, obligation, cost, damage or expense, including attorney's fees and legal expenses for taxes, fees or third party claims which may arise or be related to the execution, delivery or performance of this Agreement or any of the other Loan Documents, except in the case of gross negligence or willful misconduct on the part of the Bank.

                  (e) Survival. All covenants and agreements of the Borrower made herein or otherwise in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall remain in effect so long as any obligations of the Borrower are outstanding hereunder or under any of the other Loan Documents. The obligations of the Borrower set forth in Sections 3(c), 3(d) and 8(d) shall survive the termination of this Agreement and repayment of the Obligations.

                  (f) Severability. Any provision of this Agreement or any of the other Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition of enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability or such provision in any other jurisdiction.

                  (g) Governing Law. The Loans shall be deemed made in Ohio and this Agreement and all of the other Loan Documents, and all of the rights and obligations of the Borrower and the Bank hereunder and thereunder, shall in all respects be governed by and construed in accordance with the laws of the State of Ohio, including all matters of construction, validity and performance. Without limitation on the ability of the Bank to exercise all of its rights as to the Collateral or to initiate and prosecute any action or proceeding in any applicable jurisdiction related to loan repayment, the Borrower and the Bank agree that any action or proceeding commenced by or on behalf of the parties arising out of or relating to the Loans and/or this Agreement and/or any of the other Loan Documents shall be commenced and maintained exclusively in the District Court of the United States for the Southern District of Ohio, or any other court of applicable jurisdiction located in Cincinnati, Ohio. The Borrower and the Bank also agree that a summons and complaint commencing an action or proceeding in any such Ohio courts by or on behalf of such parties shall be properly served and shall confer personal jurisdiction on a party to which said party consents, if (i) served personally or by registered or certified mail to the other party at any of its addresses noted herein, or (ii) as otherwise provided under the laws of the State of Ohio. The Borrower and the Bank hereby waive all rights to trial by jury in any proceeding arising out of or related to the transactions contemplated hereunder or under any of the other Loan Documents. The interest rate and all other terms of the Loans negotiated with the Borrower are, in part, related to the aforesaid provisions on jurisdiction, which the Bank deems a vital part of this loan arrangement.

                  (h) Successors. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns. The Borrower shall not assign its rights or delegate its duties hereunder or under any other Loan Document without the prior written consent of the Bank.

                  (i) Amendment. This Agreement may not be modified or amended except in writing signed by authorized officers of the Bank and the Borrower.

                  (j) Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                  THE BANK:

                                  FIRSTAR BANK, NATIONAL ASSOCIATION



                                  By:
                                     -------------------------------------------
                                  Name:  La Donna M. Bumpus
                                  Title:  Vice President


                                  THE BORROWER:

                                  THOMPSON PLUMB FUNDS, INC.



                                  By:
                                     -------------------------------------------
                                  Name:  John W. Thompson
                                  Title: Chairman



EXHIBITS:

A - Pledge and Security Agreement
B - Securities Account Control Agreement
C - Note
D - Form of Loan Request
E - Opinion of Counsel

                                 LOAN AGREEMENT


                  This LOAN AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement") is made and entered into as of the 15th day of November, 2001 by and between THOMPSON PLUMB FUNDS, INC., a Wisconsin Corporation with its address at 1200 John Q. Hammons Drive, Madison, WI 53717 (the "Borrower"), and FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association, with its address at 425 Walnut Street, Cincinnati, Ohio 45202 (the "Bank").

                  1. (a) Definitions. The following terms shall have the meanings specified below:

                  "Act" shall mean the Investment Company Act of 1940, as amended.

                  "AMEX Securities" shall mean securities issued by an entity organized in one of the states of the United States or the District of Columbia which are listed for trading and actively traded on the American Stock Exchange.

                  "Applicable Law" shall mean and include laws, statutes, ordinances, and rules and regulations thereunder, and interpretations thereof by any Governmental Authority charged with the administration or the interpretation thereof, common law and orders, requests, directives, instructions and notices of any Governmental Authority having the force of law.

                  "Authorized Officer" shall have the meaning set forth in
Section 6(a)(i)(C).

                  "Available Facility" shall mean at any time, the lesser of (i) $2,000,000.00, (ii) 5% of the Net Assets of the Fund, (iii) 5% of the market value of the assets of the Fund which are recorded on the Borrower's books and records as belonging to the Fund, which are held by the Custodian and in which the Bank has a fully perfected, first priority security interest and (iv) 5% of the sum of the market value of the following assets of the Fund: (A) NYSE Securities, (B) AMEX Securities, (C) NASDAQ Securities with a market value greater than or equal to $10.00 a share, (D) debt issues of the United States government or any of its agencies, (E) debt issues with a Moody's Investors Service, Inc. rating of no less than Baa and/or a Standard & Poor's Rating Service rating of no less than BBB, (F) preferred stocks with a Standard & Poor's Rating Service or Moody's Investors Service, Inc. rating of A or higher, in each case which are recorded on the Borrower's books and records as belonging to the Fund, which are held by the Custodian and in which the Bank has a fully perfected, first priority security interest and (G) other assets of the Fund which are expressly approved in writing by the Bank in its sole discretion; provided, however, that in calculating Net Assets for purposes of clause (ii) above and the market value of assets for purposes of clauses (iii) and (iv) above, the amount by which the aggregate market value of securities issued by any particular issuer exceeds 5% of the outstanding principal balance of the Loans shall be excluded.

                  "Bank" shall have the meaning set forth in the preamble.

                  "Borrower" shall have the meaning set forth in the preamble.

                  "Business Day" shall mean any day excluding Saturday, Sunday and any day on which banking institutions in the State of Ohio are authorized or required by law or other government actions to close.

                  "Collateral" shall have the meaning set forth in the Pledge and Security Agreement.

                  "Custodian" shall mean the Bank, as custodian, pursuant to the Custody Agreement.

                  "Custody Agreement" shall mean that certain Custody Agreement dated February 7, 1992 between the Borrower and the Bank, as it may be amended, restated, modified or supplemented from time to time.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Effective Date" shall have the meaning set forth in Section 6(a).

                  "Event of Default" shall have the meaning set forth in Section 7.

                  "Fund" shall mean the Series known as the Thompson Plumb Balanced Fund.

                  "Fund Statement" shall mean the Borrower's Statement of Additional Information dated April 1, 2001, as supplemented and amended from time to time, relating to the Thompson Plumb Balanced Fund and the other Series of the Borrower.

                  "GAAP" shall mean generally accepted accounting principles in the United States consistently applied in accordance with past practices.

                  "Governmental Authority" shall mean any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court.

                  "Indebtedness" of any person shall mean all of the obligations of such person which, in accordance with GAAP, would be included as liabilities on the balance sheet of such person including, without limitation, (i) any indebtedness, obligation or liability of any kind or nature whatsoever and (ii) any guarantee, indemnity, endorsement, suretyship or other contingent obligation of any kind or nature whatsoever in respect of the obligations of another person.

                  "Investment" shall mean, when used with respect to any person, any direct or indirect purchase or other acquisition by such person of a beneficial interest in capital stock, bonds, notes, debentures or other securities issued by any other person or any direct or indirect advance, loan or other extension of credit or capital contribution by such person to any other person.

                  "Lien" shall mean any mortgage, pledge, security interest, charge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever.

                  "Loan" and "Loans" shall have the meaning set forth in Section 2(a).

                  "Loan Documents" shall mean this Agreement, the Note, the Pledge and Security Agreement, the Securities Account Control Agreement and all other documents and instruments executed in connection herewith and with the Loans.

                  "Maturity Date" shall mean November 15, 2002.

                  "Net Assets" shall mean from time to time, the net assets of the Fund, calculated by taking the sum of the value of the Fund's securities plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses, allocable to the Fund.

                  "Note" shall have the meaning set forth in Section 2(b).

                  "NYSE Securities" shall mean securities issued by an entity organized in one of the states of the United States or the District of Columbia which are listed for trading, and actively traded, on the New York Stock Exchange.

                  "Obligations" shall mean all of the Borrower's liabilities, obligations and indebtedness to the Bank hereunder, under the Note and the other Loan Documents, or otherwise incurred in connection with the Fund, whether heretofore, now or hereafter arising and howsoever evidenced, whether primary, secondary, contingent or fixed or arising under oral or written agreement or by operation of law.

                  "Officer's Certificate" shall mean a certificate signed in the name of the Borrower by an Authorized Officer.

                  "Permitted Indebtedness" shall mean (i) liabilities incurred in the ordinary course of business which are not past due (except for those taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves in conformity with GAAP have been provided), (ii) liabilities the Borrower is permitted to incur on behalf of the Fund under the Fund Statement or the Prospectus, (iii) the Obligations, (iv) other obligations, liabilities and indebtedness owed by the Borrower to the Bank.

                  "Pledge and Security Agreement" shall mean a Pledge and Security Agreement between the Borrower and the Bank substantially in the form attached hereto as Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Prime Rate" shall mean the rate, which the Bank announces as its prime-lending rate, as in effect from time to time. The Prime Rate is determined solely by the Bank pursuant to market factors and its own operating needs and does not necessarily represent the lowest or best rate actually charged to any customer. The Bank may make commercial or other loans at rates of interest at, above or below the Prime Rate.

                  "Prospectus" shall mean the Prospectus of the Borrower dated April 1, 2001 for its Thompson Plumb Balanced Fund, as amended and supplemented from time to time (including, as fully as if it were set forth therein, the Fund Statement).

                  "Requirement of Law" as to any person shall mean the articles or certificate of incorporation and bylaws or other organizational or governing documents of such person and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such person or any of its property or to which such person or any of its property is subject.

                  "Securities Account Control Agreement" shall mean a Securities Account Control Agreement among the Borrower, the Bank and the Custodian substantially in the form attached hereto as Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Series" shall mean a separate series established by the Borrower's board of directors pursuant to the declaration of trust.

                           (b) General Provisions Relating to Definitions. Terms
for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any person shall include a reference to such person's permitted successors and assigns.

                           (c) Cross-References. Unless otherwise specified,
references in this Agreement and in each Loan Document to any Section are references to such Section of this Agreement or such Loan Document, as the case may be, and unless otherwise specified, references in any Section or definition to any clause are references to such clause of such Section or definition.

                  2. Loan Facility.

                           (a) Loans. Subject to the terms and conditions set
forth herein, and subject to the satisfaction of the conditions set forth in
Section 6 hereof, the Bank may, in its sole discretion, lend and relend to the Borrower for the account and benefit of the Fund, during the period from the Effective Date to the earlier of (i) the Maturity Date or (ii) the date of the occurrence of an Event of Default, unless waived by the Bank, such amounts as the Borrower may from time to time request (each individually a "Loan" and collectively, the "Loans") up to an aggregate principal amount outstanding at any time not to exceed the amount of the Available Facility. The proceeds of Loans may be used by the Fund for any purpose permitted under the Fund Statement and the Prospectus.

                  This Agreement does not establish a commitment or obligation of the Bank to lend money to the Borrower. The decision of whether or not to make any Loan shall be made by the Bank in its sole and absolute discretion.

                           (b) Note. The Loans shall be evidenced by a
promissory note given by the Borrower to the Bank substantially in the form attached hereto as Exhibit C (as such note may be extended, amended, restated, supplemented or otherwise modified from time to time, and together with any one or more notes which may be issued in exchange for such note, the "Note"). The Bank is hereby authorized by the Borrower to enter from time to time the balance of the Loans and all payments thereon on the reverse of the Note or in the Bank's regularly maintained data processing records, and the aggregate unpaid amount of the Loans set forth thereon or therein shall be presumptive evidence of the amount owing to the Bank and unpaid thereon, absent manifest error. The Borrower further authorizes the Bank to charge any account of the Borrower, in the name of the Fund, at the Bank or charge or increase any loan balance of the Borrower for the amount of any payments due to the Bank hereunder.

                           (c) Loan Requests. The Borrower shall notify, by
written notice in the form attached hereto as Exhibit D (each such notice, a "Loan Request"), such person at the Bank as the Bank may, from time to time, instruct the Borrower, by 2:00 p.m. (Eastern Time) on each day on which the Borrower desires to obtain a Loan hereunder, which day must be a Business Day, specifying the amount of the Loan desired. Notwithstanding the foregoing sentence, the Borrower may verbally request a Loan hereunder, provided that the Borrower shall, on the same day, send the Bank by telecopy a follow-up Loan Request in respect thereof. In no event shall the Borrower request any loan which, if advanced, would cause the aggregate principal amount of the Loans outstanding to exceed the Available Facility. Each verbal request for a Loan hereunder shall be deemed to include, and each written request shall include, a representation that all of the representations and warranties made by the Borrower in the Loan Documents are and will be, after giving effect to the requested Loan, true and complete, that all the conditions precedent to such Loan as set forth in Section 6 hereof have been satisfied, and that the proceeds of the Loan will not be used for any purpose that is not permitted under the Fund Statement and the Prospectus. Each advance of Loan proceeds hereunder shall be in a minimum amount of $1,000.00.

                           (d) Disbursement of Funds. Each Loan shall be
effectuated by the Bank crediting an account number maintained by the Borrower with the Bank.

                           (e) Interest.

                                    (i) The Borrower shall pay interest on the
outstanding principal balance of the Loans at a rate per annum equal to Prime, which interest shall be payable (A) monthly, in arrears, commencing on December 1, 2001, and on the first day of each month thereafter, (B) whenever all or any part of the Loans are due, whether on the Maturity Date, by virtue of a mandatory prepayment, or by reason of demand, acceleration or otherwise (on the amount then due) and (C) whenever the Borrower repays all of the Loans as a voluntary prepayment.

                                    (ii) Upon the occurrence and during the
continuance of any Event of Default hereunder, at the option of the Bank, the Loans and other Obligations of the Borrower to the Bank shall bear interest (computed and adjusted in the same manner, and with the same effect, as interest on the Loans prior to the occurrence of such Event of Default) payable on demand at a rate equal to three percent (3%) per annum in excess of the otherwise applicable rate.

                                    (iii) Interest on the Loans shall be
computed on the basis of a year consisting of three hundred sixty (360) days but applied to the actual number of days elapsed.

                                    (iv) If any payment is not made within ten
(10) days after the date due, the Borrower shall pay the Bank an amount equal to five percent (5%) of such payment or $50.00, whichever is greater.

                  3. Payments.

                           (a) Mandatory Prepayments.

                                    (i) The Borrower agrees that if the
aggregate principal amount of Loans outstanding exceeds the Available Facility at any time, such excess shall be immediately due and payable to the Bank.

                                    (ii) The Borrower agrees to repay the Loans
in full in cash together with interest accrued thereon and any other fees and charges hereunder on the Maturity Date and, if earlier, the date on which the Loans become due, whether by virtue of a mandatory prepayment provision, by demand, acceleration or otherwise.

                           (b) Voluntary Prepayments. The Borrower may prepay a
Loan in whole or in part from time to time; provided, however, that each prepayment shall be in an amount equal to, or greater than, $1,000.00 or, if less, the outstanding balance of such Loan, and shall be made with interest accrued thereon.

                           (c) Increased Costs.

                                    (i) If the adoption of or any change in any
Requirement of Law or in the interpretation or application thereof or compliance by the Bank with any request or directive (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective Date shall subject the Bank to any tax of any kind whatsoever with respect to this Agreement, the Note or any Loan made by it, or change the basis of taxation of payments to the Bank in respect thereof and the result is to increase the cost to the Bank, by an amount which the Bank deems to be material, of making or maintaining the Loans, or to reduce any amount receivable hereunder in respect thereof, then the Borrower shall promptly pay the Bank, upon its demand, any additional amounts necessary to compensate the Bank for such increased cost or reduced amount receivable.

                                    (ii) If the Bank shall have determined that
the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Bank or any corporation controlling the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective Date shall have the effect of reducing the rate of return on the Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, after submission by the Bank to the Borrower of a written request therefor, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

                                    (iii) A certificate as to any amounts
payable pursuant to this subsection (c) submitted by the Bank to the Borrower shall be conclusive in the absence of manifest error.

                           (d) Taxes. All payments made by the Borrower under
this Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Bank hereunder or under the Note, such amounts shall be increased to the extent necessary to yield to the Bank (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Note. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Bank a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Bank the required receipts or other required documentary evidence, the Borrower shall indemnify the Bank for any incremental taxes, interest or penalties that may become payable by the Bank as a result of any such failure.

                           (e) Place of Payment. All payments of principal and
interest hereunder shall be made in immediately available funds to the Bank at 425 Walnut Street, Cincinnati, OH 45202, or at such other place as may be designated by the Bank to the Borrower in writing.

                           (f) Business Day Payments. Whenever any of the terms
and provisions of this Agreement or the other Loan documents provides that any payment to be made shall be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

                  4. Representations and Warranties. To induce the Bank to enter into this Agreement, the Borrower represents and warrants to the Bank as follows:

                           (a) Existence. The Borrower is duly organized,
validly existing and in good standing as a Corporation under the laws of Wisconsin and is registered as an investment company under the Act.

                           (b) Authority. The Borrower has full power and
authority to own its properties and to conduct its business as an investment company and to execute, deliver and perform its obligations under this Agreement and the other Loan Documents.

                           (c) Borrowing Authorization. The execution, delivery
and performance by the Borrower of this Agreement and the other Loan Documents:
(i) have been duly authorized by all requisite action; (ii) do not and will not violate (A) any law, regulation, order, writ, judgment, decree, determination or award currently in effect and applicable to the Borrower, (B) the articles of incorporation, declaration of trust or bylaws or other organizational or governing documents of the Borrower, (C) any provision of any agreement to which the Borrower is a party, or by which it or any of its properties or assets is bound, and (D) any franchise, license, permit, certificate, authorization, qualification, accreditation or other similar right, consent or approval of or applicable to the Borrower; and (iii) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower, except in favor of the Bank. No consents, licenses, permits, applications or authorizations of, notices or reports to, or registrations, filings or declarations with, any Governmental Authority or other third party are required to be obtained in connection with the execution, delivery or performance by the Borrower of any of the Loan Documents.

                           (d) Enforceability. This Agreement and the other Loan
Documents have been duly executed and delivered by the Borrower, pursuant to due authorization, and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

                           (e) Financial Information; Adverse Change. The
Borrower has provided, or prior to the Effective Date will provide, the Bank with (i) its audited financial statements for its fiscal year ended November 30, 2000 and (ii) the Prospectus. The Borrower does not have any contingent liabilities not provided for or disclosed in such financial statements. Such financial statements present fairly, in all respects, the financial condition of the Borrower in accordance with GAAP. There has been no material adverse change in the business or financial condition of the Borrower since the date of such financial statements.

                           (f) Indebtedness. The Borrower has no Indebtedness
other than Permitted Indebtedness.

                           (g) Investments. None of the Borrower's Series,
including the Fund, has Investments which such Series is not authorized to have or which are inconsistent with or conflict with the provisions of the Prospectus relating to such Series and the Borrower generally or for which it or the Borrower is required to obtain shareholder approval.

                           (h) Litigation. There is no litigation or other
action or proceeding pending or, to the best of the knowledge of the Borrower after diligent investigation, threatened against or affecting the Borrower or any of its Series before any Governmental Authority.

                           (i) Title to Property. The Borrower (or, to the
extent applicable, each Series) has good, indefeasible and merchantable title to and ownership of all of its assets, including without limitation the Collateral, free and clear of all Liens except those in favor of the Bank.

                           (j) Compliance. The Borrower is in compliance with
the Act and all other Applicable Laws.

                           (k) No Default. No default (or event which, with
notice or lapse of time, or both, would constitute a default) exists under any agreement or instrument to which the Borrower is a party or pursuant to which any property of the Borrower is encumbered.

                           (l) Taxes. The Borrower has filed all federal, state
and local tax returns and other reports which it is required by law to file, has paid all taxes, assessments and other similar charges that are due and payable, except to the extent that any such taxes or charges are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books and records, and has withheld all employee and similar taxes which it is required by law to withhold.

                           (m) Licenses, Etc. The Borrower has obtained and
holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, and other consents, rights and approvals which are necessary for the operation of its business. The Borrower is not in violation of the terms of any such franchise, license, permit, certificate, authorization, qualification, accreditation, consent, right or approval.

                           (n) Broker's Fees. No brokerage, finder's or similar
fee or commission is due to any party by reason of the Borrower entering into this Agreement or by reason of any of the transactions contemplated hereby, and the Borrower shall indemnify and hold the Bank harmless from all such fees and commissions.

                  5. Borrower's Covenants. The Borrower agrees with the Bank that, from the date of this Agreement and until the Loans are paid in full and all obligations under this Agreement and the other Loan Documents are fully performed and this Agreement has been terminated:

                           (a) Books and Records; Inspection. The Borrower shall
keep and maintain complete books, records and files with respect to its business in accordance with GAAP and shall accurately and completely record all transactions therein. The Borrower shall permit the officers, employees and designated representatives of the Bank, from time to time to inspect the Borrower's property and to inspect and make copies of or extracts from the books, records and files of the Borrower, and the Borrower shall make the same available to the Bank and its agents and representatives for such purposes at such reasonable times as the Bank shall request.

                           (b) Financial Statements; Reports. The Borrower shall
furnish to the Bank: (i) within one hundred twenty (120) days after the last day of each fiscal year of the Borrower, a copy of the annual audit report of the Borrower prepared in accordance with GAAP, with detail reasonably satisfactory to the Bank, and consisting of at least a statement of assets and liabilities for each of the Series (including the Fund) as at the close of such fiscal year, a Schedule of Investments for each of the Series (including the Fund) as at the close of such fiscal year, a statement of operations for each of the Series (including the Fund) for such fiscal year and a statement of changes in net assets for each of the Series (including the Fund) for such fiscal year, and certified by an independent certified public accountant satisfactory to the Bank; (ii) statements of the Borrower's and the Fund's Net Assets and the market value of the assets of each Series (including the Fund) of the Borrower, whether or not held by the Custodian, on a daily basis whenever any Loans are outstanding hereunder and otherwise upon the Bank's request; (iii) promptly upon transmission thereof, copies of all regular and periodic financial information, proxy materials and other information and reports, if any, which the Borrower shall file with the Securities and Exchange Commission or any governmental agencies substituted therefor or which the Borrower shall send to its shareholders generally; and (iv) such other reports and information as the Bank may reasonably request from time to time.

                           (c) Taxes. The Borrower shall file all federal, state
and local tax returns and other reports the Borrower is required by law to file, and shall pay when due all taxes, assessments and other liabilities except for those contested in good faith by appropriate proceedings for which adequate reserves in conformity with GAAP will be provided and shall withhold all employee and similar taxes which it is required by law to withhold.

                           (d) Existence and Status. The Borrower shall maintain
its existence as a Corporation in good standing under the laws of Wisconsin, shall continue to be registered as an investment company under the Act and shall continue to maintain the Fund as a separate Series of the Borrower.

                           (e) Compliance with Law. The Borrower shall comply at
all times with the Act and all other Applicable Laws.

                           (f) Borrower's Coverage Ratio. The Borrower shall not
permit the ratio of its (i) total assets minus total liabilities (other than liabilities of any kind or nature whatsoever for borrowed money and liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower) to (ii) total liabilities of any kind or nature whatsoever for borrowed money and liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower to be less than 2000% at any time.

                           (g) Fund's Coverage Ratio. The Borrower shall not
permit the ratio of the Fund's (i) total assets minus total liabilities (other than liabilities of any kind or nature whatsoever for borrowed money and the Fund liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower on behalf of the Fund) to
(ii) total liabilities of any kind or nature whatsoever for borrowed money and the Fund's liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower on behalf of the Fund to be less than 2000% at any time.

                           (h) Licenses. The Borrower shall obtain and maintain
all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, and other consents, rights and approvals which are required by law or are necessary for the operation of its business.

                           (i) Notice. The Borrower shall notify the Bank in
writing, promptly upon the Borrower's learning thereof, of: (i) any litigation, suit or administrative proceeding which may affect the operations, financial condition or business of the Borrower or the Bank's interest in any of the Collateral; (ii) any default by the Borrower under any note, indenture, loan agreement, mortgage, lease, deed or other agreement to which the Borrower is a party or by which the Borrower or its assets are bound; (iii) a Default or an Event of Default under this Agreement; and (iv) any default by any obligor under any note or other evidence of Indebtedness payable to the Borrower.

                           (j) Use of Proceeds. The Borrower shall not use the
proceeds of the Loans for any purpose that is not permitted under the Fund Statement and the Prospectus.

                           (k) Liens. The Borrower shall not create or permit to
exist any Liens with respect to any of the assets or property of the Fund, including without limitation the Collateral, whether now owned or hereafter acquired, except Liens in favor of the Bank.

                           (l) Investments. The Borrower shall not make, agree
to make, or hold any Investment which it is not permitted to make without shareholder approval and shall make only those Investments which conform with the provisions of the Prospectus. Without limiting the generality of the foregoing, the Borrower shall not permit the Fund to make, agree to make, or hold any Investment which it is not permitted to make without shareholder approval and shall comply in all respects with, and shall make only those Investments which conform with, the provisions of the Prospectus relating to the Fund and the provisions of the Prospectus relating to the Borrower generally.

                           (m) Transfer of Property. The Borrower shall not
sell, transfer, convey or lease, any of the assets or property of the Borrower, including without limitation the Collateral, other than in the ordinary course of business.

                           (n) Change in Structure; Change in Business. The
Borrower shall not enter into any business which is substantially different from that presently conducted by the Borrower. The Borrower shall maintain the Fund as a Series separate and apart from any other Series.

                           (o) Indebtedness. The Borrower shall not incur or
permit to exist any Indebtedness other than Permitted Indebtedness.

                           (p) Bank Accounts. Other than accounts with Firstar
Bank, the Borrower shall not make or maintain deposits on its own behalf or on behalf of the Fund with any bank or similar institution which has any right of setoff, bankers' lien, combination or consolidation of accounts, counterclaim or other similar right under Applicable Law with respect to such deposit.

                           (q) Compliance with Agreements. The Borrower shall,
and shall cause the Fund to, comply with all agreements and instruments to which it is a party or pursuant to which any of its property is encumbered.

                           (r) Solvency. Immediately after giving effect to the
execution and delivery of the Loan Documents and the making of the Loans hereunder and at all times thereafter while the Loans or any portion thereof are outstanding, each of the Borrower and the Fund shall be solvent, shall be able to pay its debts and obligations as they become due, and shall have capital sufficient to carry on its business.

                           (s) Contracts. The Borrower shall not, and shall not
permit the Fund to, enter into any agreement, contract or arrangement which would impair or adversely affect (i) its right and/or ability to carry on its business as now conducted, (ii) its right and/or ability to carry on the business of the Fund (as if the Fund were a separate business) as now conducted or (iii) the Collateral.

                           (t) Insurance. The Borrower shall maintain such
insurance as is typically maintained by prudent companies in the same line of business as the Borrower, and, without limitation of the generality of the foregoing, shall maintain all insurance required under the Act.

                           (u) Waiver. Any variance from the covenants of the
Borrower pursuant to this Section 5 shall be permitted only with the prior written consent and/or waiver of the Bank. Any such variance by consent and/or waiver shall relate solely to the variance addressed in such consent and/or waiver, and shall not operate as the Bank's consent and/or waiver to any other variance of the same covenant or other covenants, nor shall it preclude the exercise by the Bank of any power or right under this Agreement, other than with respect to such variance.

                           (v) Further Assurances. The Borrower shall take all
such further actions and execute all such further documents and instruments as the Bank may at any time determine may be necessary to create, perfect, preserve and/or protect or ensure the priority of any Lien or security interest in any Collateral.

                  6. Conditions Precedent.

                           (a) Conditions Precedent to the Effective Date. This
Agreement shall become effective on the date (the "Effective Date") on which the following conditions precedent shall have been satisfied or waived by the Bank in its sole and absolute discretion:

                                    (i) Proof of Action; Incumbency. The Bank
shall have received an Officer's Certificate from the Borrower dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the articles of incorporation or declaration of trust and bylaws or other organizational and governing documents of the Borrower as in effect as of the Effective Date, (B) that attached thereto is the true and correct copy of the records of all action taken by the Borrower to authorize its execution and delivery of this Agreement and the other Loan Documents (and the Loans contemplated hereby and thereby), and (C) as to the incumbency, the name and specimen signature of each individual who shall be authorized (each an "Authorized Officer") (1) to sign, in the name of the Borrower, this Agreement and the other Loan Documents, and (2) to give certificates and notices and to take other action on its behalf under this Agreement.

                                    (ii) Loan Documents. The Bank shall have
received (A) a fully executed Note, (B) a fully executed Pledge and Security Agreement and (C) a fully executed Securities Account Control Agreement.

                                    (iii) Representations and Warranties. The
Bank shall have received from the Borrower an Officer's Certificate to the effect that each of the representations and warranties made by the Borrower in this Agreement and in the other Loan Documents is true and correct.

                                    (iv) No Default. The Bank shall have
received from the Borrower an Officer's Certificate to the effect that no Default or Event of Default is continuing on the Effective Date, or would result from the transactions contemplated to occur on the Effective Date.

                                    (v) Opinion. The Borrower shall have
delivered to the Bank an opinion of counsel acceptable to the Bank dated the Effective Date, substantially in the form attached hereto as Exhibit E.

                                    (vi) Form U-1. The Borrower shall have
executed and delivered to the Bank in connection herewith a Federal Reserve Form U-1, in form and substance satisfactory to the Bank ("Form U-1").

                                    (vii) Expenses. The Borrower shall have paid
to the Bank the fees, expenses and disbursements required to be paid by the Borrower pursuant to Section 8(d) hereof.

                                    (viii) Financial Statements. The Borrower
shall have provided the Bank with (A) its audited financial statements for its fiscal year ended November 30, 2000, (B) the Prospectus and (C) the Fund Statement.

                           (b) Conditions Precedent to Each Loan. Without
committing the Bank to make any Loan hereunder, to the extent the Bank in its sole discretion is willing to make a Loan, the making of each Loan is subject to the satisfaction of each of the following conditions precedent, unless waived by the Bank in its sole and absolute discretion:

                                    (i) Loan Request. The Bank shall have
received a request for such Loan in compliance with Section 2(c) hereof.

                                    (ii) Default. Before and after giving effect
to such Loan, or any portion thereof, no Default or Event of Default shall have occurred and be continuing.

                                    (iii) Representations and Warranties. Before
and after giving effect to such Loan or any portion thereof, the representations and warranties set forth herein and in the other Loan Documents shall be true and correct as though made on the date of such Loan.

                                    (iv) Adverse Change. There shall have been
no material adverse change in the business or financial condition of the Borrower or the Fund nor shall there have been a material adverse change in respect of the validity or enforceability or priority of any Liens granted to the Bank under the Loan Documents, in each case, since the Effective Date.

                                    (v) Form U-1. The Borrower shall have
delivered to the Bank as a supplement to Form U-1 a current list of collateral which adequately supports the credit extended under this Agreement.

                                    (vi) Other Actions. The Borrower shall take
such other actions and deliver to the Bank such other documents, certificates and instruments as the Bank may reasonably request to evidence, protect or perfect the Loans and the Collateral therefor.

                  7. Events of Default. If any of the following events (each, an "Event of Default") shall occur, then the Bank may without further notice or demand, accelerate the Loans and declare them to be, and thereupon the Loans shall become, immediately due and payable (except that upon the occurrence of an Event of Default as described in Section 7(h) or (i) below, the Loans shall be automatically due and payable) and the Borrower may not request further Loans hereunder (or if already requested, may not receive the proceeds of any Loans hereunder), and, regardless of whether or not the Loans shall have been accelerated, the Bank shall have all rights provided herein and in any of the other Loan Documents or otherwise provided by law to realize on the Collateral:

                           (a) The Borrower shall not have paid or repaid to the
Bank any principal of or any interest on the Loans or any other obligation hereunder or under any of the other Loan Documents when due, whether by reason of demand, acceleration or otherwise; or

                           (b) There shall have occurred any other violation or
breach or any covenant, agreement or condition contained herein or in any other Loan Document except that, in the event of a Default of the Borrower's obligation to deliver the daily statements required under Section 5(b)(iii), such Default shall not constitute an Event of Default hereunder unless the Bank has notified the Borrower of such Default and the Borrower has not cured such Default within thirty-six (36) hours of receiving such notice; or

                           (c) The Borrower shall not have paid when due any
other Indebtedness, or the holder of such other Indebtedness shall have declared such Indebtedness due prior to its stated maturity because of the Borrower's default thereunder or the Borrower shall have failed to perform any of its obligations under agreements relating to Indebtedness which failure would, if not cured, give the holder of such Indebtedness the right to accelerate the maturity of such Indebtedness; or

                           (d) There shall have occurred any violation or breach
of any covenant, agreement or condition contained in any other agreement between the Borrower and the Bank; or

                           (e) The Borrower shall not have performed its
obligations under any agreement material to its business; or

                           (f) Any representation or warranty made or deemed
made herein or in any other Loan Document or writing furnished in connection with this Agreement shall have proven to be false when made or when deemed to have been made; or

                           (g) The Borrower shall have been unable to pay its
debts as due; or

                           (h) The Borrower shall have made an assignment for
the benefit of creditors; or

                           (i) The Borrower shall have applied for the
appointment of a trustee or receiver for any part of its assets or shall have commenced any proceedings relating to the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or other liquidation law of any jurisdiction; or any such application shall have been filed, or any such proceedings shall have commenced, against the Borrower, and either the Borrower shall have indicated its approval, consent or acquiescence thereto or such proceedings shall not have been dismissed within forty-five (45) days; or an order shall have been entered appointing such trustee or receiver, or adjudicating the Borrower bankrupt or insolvent, or approving the petition in any such proceedings; or

                           (j) Any part of the Borrower's operations shall have
ceased; or

                           (k) Any final judgment which, together with other
outstanding judgments against the Borrower, causes the aggregate of such judgments to exceed One Hundred Thousand Dollars ($100,000), shall have been rendered against the Borrower; or

                           (l) There shall have occurred any material adverse
change in the business or financial condition of the Borrower or its ability to repay the Loans or a material adverse change in respect of the validity or enforceability or priority of any Liens granted to the Bank under the Loan Documents; or

                           (m) Thompson Plumb & Associates, Inc. shall no longer
be the investment advisor to the Borrower; or

                           (n) The Custodian shall no longer be the custodian of
the Collateral.

                  8.       Miscellaneous.

                           (a) Lien; Right of Set-Off. The Borrower hereby
grants to the Bank a continuing lien and security interest in and to any and all moneys, securities and other properties of the Borrower and the proceeds thereof now or hereafter held or received by or in transit to the Bank from or for the account of the Borrower, whether for safekeeping, pledge, transmission, collection or otherwise, and also upon any and all deposits (general and special), account balances and credits of the Borrower with the Bank, in an account segregated for collateral on the loan, at any time existing. In addition to all statutory rights of the Bank, the Bank is hereby authorized at any time and from time to time, without prior notice to the Borrower, to set-off, appropriate, apply and enforce said lien and security interest in any and all items hereinbefore in this clause (a) referred to against all obligations arising under this Agreement or any of the other Loan Documents, and the Borrower shall continue to be liable to the Bank for any deficiency with interest at the rate set forth herein.

                           (b) Delay. No delay, omission or forbearance on the
part of the Bank in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial delay, omission or forbearance in the exercise of any other power or right. The rights and remedies of the Bank herein provided are cumulative, shall be interpreted in all respects in favor of the Bank, and are not exclusive of any other rights and remedies provided by law.

                           (c) Notice. Except as otherwise expressly provided in
this Agreement, any notice hereunder shall be in writing and shall be given by personal delivery, telecopy, or overnight courier or registered or certified mail, postage prepaid, and addressed to the parties at their addresses set forth below:

                       Bank:         Firstar Bank, National Association
                                     425 Walnut Street, Mail Location CN-WN-06TC
                                     Cincinnati, Ohio  45202
                                     Attention:  La Donna M. Bumpus
                                     Telephone:  (513) 632-4374
                                     Telecopy:   (262) 790-8707

                       Borrower:     Thompson Plumb Funds, Inc.
                                     1200 John Q. Hammons Drive
                                     Madison, WI 53717
                                     Attention:  Mr. John W. Thompson
                                     Telephone:  (608) 831-1300
                                     Telecopy:  (608) 831-4968

                  The Borrower or the Bank may, by written notice to the other as provided herein, designate another address or number for purposes hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five (5) Business Days after dispatch by certified or registered mail if mailed (or, if sooner, on the date of actual receipt), in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8(c) or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8(c).

                  (d) Expenses; Indemnity. The Borrower agrees to pay all reasonable out-of-pocket expenses of the Bank and its employees (including reasonable attorney's fees and legal expenses, but excluding the salaries of the Bank's own employees) incurred by the Bank in entering into and closing this Agreement and preparing the documentation in connection herewith, and administering or enforcing the obligations of the Borrower hereunder or under any of the other Loan Documents, and the Borrower agrees to pay the Bank upon demand for the same. The Borrower further agrees to defend, indemnify and hold the Bank harmless from any liability, obligation, cost, damage or expense, including attorney's fees and legal expenses for taxes, fees or third party claims which may arise or be related to the execution, delivery or performance of this Agreement or any of the other Loan Documents, except in the case of gross negligence or willful misconduct on the part of the Bank.

                  (e) Survival. All covenants and agreements of the Borrower made herein or otherwise in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall remain in effect so long as any obligations of the Borrower are outstanding hereunder or under any of the other Loan Documents. The obligations of the Borrower set forth in Sections 3(c), 3(d) and 8(d) shall survive the termination of this Agreement and repayment of the Obligations.

                  (f) Severability. Any provision of this Agreement or any of the other Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition of enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability or such provision in any other jurisdiction.

                  (g) Governing Law. The Loans shall be deemed made in Ohio and this Agreement and all of the other Loan Documents, and all of the rights and obligations of the Borrower and the Bank hereunder and thereunder, shall in all respects be governed by and construed in accordance with the laws of the State of Ohio, including all matters of construction, validity and performance. Without limitation on the ability of the Bank to exercise all of its rights as to the Collateral or to initiate and prosecute any action or proceeding in any applicable jurisdiction related to loan repayment, the Borrower and the Bank agree that any action or proceeding commenced by or on behalf of the parties arising out of or relating to the Loans and/or this Agreement and/or any of the other Loan Documents shall be commenced and maintained exclusively in the District Court of the United States for the Southern District of Ohio, or any other court of applicable jurisdiction located in Cincinnati, Ohio. The Borrower and the Bank also agree that a summons and complaint commencing an action or proceeding in any such Ohio courts by or on behalf of such parties shall be properly served and shall confer personal jurisdiction on a party to which said party consents, if (i) served personally or by registered or certified mail to the other party at any of its addresses noted herein, or (ii) as otherwise provided under the laws of the State of Ohio. The Borrower and the Bank hereby waive all rights to trial by jury in any proceeding arising out of or related to the transactions contemplated hereunder or under any of the other Loan Documents. The interest rate and all other terms of the Loans negotiated with the Borrower are, in part, related to the aforesaid provisions on jurisdiction, which the Bank deems a vital part of this loan arrangement.

                  (h) Successors. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns. The Borrower shall not assign its rights or delegate its duties hereunder or under any other Loan Document without the prior written consent of the Bank.

                  (i) Amendment. This Agreement may not be modified or amended except in writing signed by authorized officers of the Bank and the Borrower.

                  (j) Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                    THE BANK:

                                    FIRSTAR BANK, NATIONAL ASSOCIATION



                                    By:
                                       -----------------------------------------
                                    Name:  La Donna M. Bumpus
                                    Title:  Vice President


                                    THE BORROWER:

                                    THOMPSON PLUMB FUNDS, INC.



                                    By:
                                       -----------------------------------------
                                    Name:  John W. Thompson
                                    Title: Chairman



EXHIBITS:

A - Pledge and Security Agreement
B - Securities Account Control Agreement
C - Note
D - Form of Loan Request
E - Opinion of Counsel

                                 LOAN AGREEMENT


                  This LOAN AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement") is made and entered into as of the 25th day of February 25, 2002 by and between THOMPSON PLUMB FUNDS, INC., a Wisconsin Corporation with its address at 1200 John Q. Hammons Drive, Madison, WI 53717 (the "Borrower"), and U.S. BANK, N.A., with its address at 425 Walnut Street, Cincinnati, Ohio 45202 (the "Bank").

                  1. (a) Definitions. The following terms shall have the meanings specified below:

                  "Act" shall mean the Investment Company Act of 1940, as amended.

                  "AMEX Securities" shall mean securities issued by an entity organized in one of the states of the United States or the District of Columbia which are listed for trading and actively traded on the American Stock Exchange.

                  "Applicable Law" shall mean and include laws, statutes, ordinances, and rules and regulations thereunder, and interpretations thereof by any Governmental Authority charged with the administration or the interpretation thereof, common law and orders, requests, directives, instructions and notices of any Governmental Authority having the force of law.

                  "Authorized Officer" shall have the meaning set forth in
Section 6(a)(i)(C).

                  "Available Facility" shall mean at any time, the lesser of (i) $500,000.00, (ii) 5% of the Net Assets of the Fund, (iii) 5% of the market value of the assets of the Fund which are recorded on the Borrower's books and records as belonging to the Fund, which are held by the Custodian and in which the Bank has a fully perfected, first priority security interest and (iv) 5% of the sum of the market value of the following assets of the Fund: (A) NYSE Securities,
(B) AMEX Securities, (C) NASDAQ Securities with a market value greater than or equal to $10.00 a share, (D) debt issues of the United States government or any of its agencies, (E) debt issues with a Moody's Investors Service, Inc. rating of no less than Baa and/or a Standard & Poor's Rating Service rating of no less than BBB, (F) preferred stocks with a Standard & Poor's Rating Service or Moody's Investors Service, Inc. rating of A or higher, in each case which are recorded on the Borrower's books and records as belonging to the Fund, which are held by the Custodian and in which the Bank has a fully perfected, first priority security interest and (G) other assets of the Fund which are expressly approved in writing by the Bank in its sole discretion; provided, however, that in calculating Net Assets for purposes of clause (ii) above and the market value of assets for purposes of clauses (iii) and (iv) above, the amount by which the aggregate market value of securities issued by any particular issuer exceeds 5% of the outstanding principal balance of the Loans shall be excluded.

                  "Bank" shall have the meaning set forth in the preamble.

                  "Borrower" shall have the meaning set forth in the preamble.

                  "Business Day" shall mean any day excluding Saturday, Sunday and any day on which banking institutions in the State of Ohio are authorized or required by law or other government actions to close.

                  "Collateral" shall have the meaning set forth in the Pledge and Security Agreement.

                  "Custodian" shall mean the Bank, as custodian, pursuant to the Custody Agreement.

                  "Custody Agreement" shall mean that certain Custody Agreement dated February 7, 1992 between the Borrower and the Bank, as it may be amended, restated, modified or supplemented from time to time.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Effective Date" shall have the meaning set forth in Section 6(a).

                  "Event of Default" shall have the meaning set forth in Section 7.

                  "Fund" shall mean the Series known as the Thompson Plumb Select Fund.

                  "Fund Statement" shall mean the Borrower's Statement of Additional Information dated April 1, 2002, as supplemented and amended from time to time, relating to the Thompson Plumb Select Fund and the other Series of the Borrower.

                  "GAAP" shall mean generally accepted accounting principles in the United States consistently applied in accordance with past practices.

                  "Governmental Authority" shall mean any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court.

                  "Indebtedness" of any person shall mean all of the obligations of such person which, in accordance with GAAP, would be included as liabilities on the balance sheet of such person including, without limitation, (i) any indebtedness, obligation or liability of any kind or nature whatsoever and (ii) any guarantee, indemnity, endorsement, suretyship or other contingent obligation of any kind or nature whatsoever in respect of the obligations of another person.

                  "Investment" shall mean, when used with respect to any person, any direct or indirect purchase or other acquisition by such person of a beneficial interest in capital stock, bonds, notes, debentures or other securities issued by any other person or any direct or indirect advance, loan or other extension of credit or capital contribution by such person to any other person.

                  "Lien" shall mean any mortgage, pledge, security interest, charge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever.

                  "Loan" and "Loans" shall have the meaning set forth in Section 2(a).

                  "Loan Documents" shall mean this Agreement, the Note, the Pledge and Security Agreement, the Securities Account Control Agreement and all other documents and instruments executed in connection herewith and with the Loans.

                  "Maturity Date" shall mean November 15, 2002.

                  "Net Assets" shall mean from time to time, the net assets of the Fund, calculated by taking the sum of the value of the Fund's securities plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses, allocable to the Fund.

                  "Note" shall have the meaning set forth in Section 2(b).

                  "NYSE Securities" shall mean securities issued by an entity organized in one of the states of the United States or the District of Columbia which are listed for trading, and actively traded, on the New York Stock Exchange.

                  "Obligations" shall mean all of the Borrower's liabilities, obligations and indebtedness to the Bank hereunder, under the Note and the other Loan Documents, or otherwise incurred in connection with the Fund, whether heretofore, now or hereafter arising and howsoever evidenced, whether primary, secondary, contingent or fixed or arising under oral or written agreement or by operation of law.

                  "Officer's Certificate" shall mean a certificate signed in the name of the Borrower by an Authorized Officer.

                  "Permitted Indebtedness" shall mean (i) liabilities incurred in the ordinary course of business which are not past due (except for those taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves in conformity with GAAP have been provided), (ii) liabilities the Borrower is permitted to incur on behalf of the Fund under the Fund Statement or the Prospectus, (iii) the Obligations, (iv) other obligations, liabilities and indebtedness owed by the Borrower to the Bank.

                  "Pledge and Security Agreement" shall mean a Pledge and Security Agreement between the Borrower and the Bank substantially in the form attached hereto as Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Prime Rate" shall mean the rate, which the Bank announces as its prime-lending rate, as in effect from time to time. The Prime Rate is determined solely by the Bank pursuant to market factors and its own operating needs and does not necessarily represent the lowest or best rate actually charged to any customer. The Bank may make commercial or other loans at rates of interest at, above or below the Prime Rate.

                  "Prospectus" shall mean the Prospectus of the Borrower dated December 1, 2001 for its Thompson Plumb Select Fund, as amended and supplemented from time to time (including, as fully as if it were set forth therein, the Fund Statement).

                  "Requirement of Law" as to any person shall mean the articles or certificate of incorporation and bylaws or other organizational or governing documents of such person and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such person or any of its property or to which such person or any of its property is subject.

                  "Securities Account Control Agreement" shall mean a Securities Account Control Agreement among the Borrower, the Bank and the Custodian substantially in the form attached hereto as Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Series" shall mean a separate series established by the Borrower's board of directors pursuant to the declaration of trust.

                           (b) General Provisions Relating to Definitions. Terms
for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any person shall include a reference to such person's permitted successors and assigns.

                           (c) Cross-References. Unless otherwise specified,
references in this Agreement and in each Loan Document to any Section are references to such Section of this Agreement or such Loan Document, as the case may be, and unless otherwise specified, references in any Section or definition to any clause are references to such clause of such Section or definition.

                  2. Loan Facility.

                           (a) Loans. Subject to the terms and conditions set
forth herein, and subject to the satisfaction of the conditions set forth in
Section 6 hereof, the Bank may, in its sole discretion, lend and relend to the Borrower for the account and benefit of the Fund, during the period from the Effective Date to the earlier of (i) the Maturity Date or (ii) the date of the occurrence of an Event of Default, unless waived by the Bank, such amounts as the Borrower may from time to time request (each individually a "Loan" and collectively, the "Loans") up to an aggregate principal amount outstanding at any time not to exceed the amount of the Available Facility. The proceeds of Loans may be used by the Fund for any purpose permitted under the Fund Statement and the Prospectus.

                  This Agreement does not establish a commitment or obligation of the Bank to lend money to the Borrower. The decision of whether or not to make any Loan shall be made by the Bank in its sole and absolute discretion.

                           (b) Note. The Loans shall be evidenced by a
promissory note given by the Borrower to the Bank substantially in the form attached hereto as Exhibit C (as such note may be extended, amended, restated, supplemented or otherwise modified from time to time, and together with any one or more notes which may be issued in exchange for such note, the "Note"). The Bank is hereby authorized by the Borrower to enter from time to time the balance of the Loans and all payments thereon on the reverse of the Note or in the Bank's regularly maintained data processing records, and the aggregate unpaid amount of the Loans set forth thereon or therein shall be presumptive evidence of the amount owing to the Bank and unpaid thereon, absent manifest error. The Borrower further authorizes the Bank to charge any account of the Borrower, in the name of the Fund, at the Bank or charge or increase any loan balance of the Borrower for the amount of any payments due to the Bank hereunder.

                           (c) Loan Requests. The Borrower shall notify, by
written notice in the form attached hereto as Exhibit D (each such notice, a "Loan Request"), such person at the Bank as the Bank may, from time to time, instruct the Borrower, by 2:00 p.m. (Eastern Time) on each day on which the Borrower desires to obtain a Loan hereunder, which day must be a Business Day, specifying the amount of the Loan desired. Notwithstanding the foregoing sentence, the Borrower may verbally request a Loan hereunder, provided that the Borrower shall, on the same day, send the Bank by telecopy a follow-up Loan Request in respect thereof. In no event shall the Borrower request any loan which, if advanced, would cause the aggregate principal amount of the Loans outstanding to exceed the Available Facility. Each verbal request for a Loan hereunder shall be deemed to include, and each written request shall include, a representation that all of the representations and warranties made by the Borrower in the Loan Documents are and will be, after giving effect to the requested Loan, true and complete, that all the conditions precedent to such Loan as set forth in Section 6 hereof have been satisfied, and that the proceeds of the Loan will not be used for any purpose that is not permitted under the Fund Statement and the Prospectus. Each advance of Loan proceeds hereunder shall be in a minimum amount of $1,000.00.

                           (d) Disbursement of Funds. Each Loan shall be
effectuated by the Bank crediting an account number maintained by the Borrower with the Bank.

                           (e) Interest.

                                    (i) The Borrower shall pay interest on the
outstanding principal balance of the Loans at a rate per annum equal to Prime, which interest shall be payable (A) monthly, in arrears, commencing on April 1, 2002, and on the first day of each month thereafter, (B) whenever all or any part of the Loans are due, whether on the Maturity Date, by virtue of a mandatory prepayment, or by reason of demand, acceleration or otherwise (on the amount then due) and (C) whenever the Borrower repays all of the Loans as a voluntary prepayment.

                                    (ii) Upon the occurrence and during the
continuance of any Event of Default hereunder, at the option of the Bank, the Loans and other Obligations of the Borrower to the Bank shall bear interest (computed and adjusted in the same manner, and with the same effect, as interest on the Loans prior to the occurrence of such Event of Default) payable on demand at a rate equal to three percent (3%) per annum in excess of the otherwise applicable rate.

                                    (iii) Interest on the Loans shall be
computed on the basis of a year consisting of three hundred sixty (360) days but applied to the actual number of days elapsed.

                                    (iv) If any payment is not made within ten
(10) days after the date due, the Borrower shall pay the Bank an amount equal to five percent (5%) of such payment or $50.00, whichever is greater.

                  3. Payments.

                           (a) Mandatory Prepayments.

                                    (i) The Borrower agrees that if the
aggregate principal amount of Loans outstanding exceeds the Available Facility at any time, such excess shall be immediately due and payable to the Bank.

                                    (ii) The Borrower agrees to repay the Loans
in full in cash together with interest accrued thereon and any other fees and charges hereunder on the Maturity Date and, if earlier, the date on which the Loans become due, whether by virtue of a mandatory prepayment provision, by demand, acceleration or otherwise.

                           (b) Voluntary Prepayments. The Borrower may prepay a
Loan in whole or in part from time to time; provided, however, that each prepayment shall be in an amount equal to, or greater than, $1,000.00 or, if less, the outstanding balance of such Loan, and shall be made with interest accrued thereon.

                           (c) Increased Costs.

                                    (i) If the adoption of or any change in any
Requirement of Law or in the interpretation or application thereof or compliance by the Bank with any request or directive (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective Date shall subject the Bank to any tax of any kind whatsoever with respect to this Agreement, the Note or any Loan made by it, or change the basis of taxation of payments to the Bank in respect thereof and the result is to increase the cost to the Bank, by an amount which the Bank deems to be material, of making or maintaining the Loans, or to reduce any amount receivable hereunder in respect thereof, then the Borrower shall promptly pay the Bank, upon its demand, any additional amounts necessary to compensate the Bank for such increased cost or reduced amount receivable.

                                    (ii) If the Bank shall have determined that
the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Bank or any corporation controlling the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective Date shall have the effect of reducing the rate of return on the Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, after submission by the Bank to the Borrower of a written request therefor, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

                                    (iii) A certificate as to any amounts
payable pursuant to this subsection (c) submitted by the Bank to the Borrower shall be conclusive in the absence of manifest error.

                           (d) Taxes. All payments made by the Borrower under
this Agreement and the Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Bank hereunder or under the Note, such amounts shall be increased to the extent necessary to yield to the Bank (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Note. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Bank a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Bank the required receipts or other required documentary evidence, the Borrower shall indemnify the Bank for any incremental taxes, interest or penalties that may become payable by the Bank as a result of any such failure.

                           (e) Place of Payment. All payments of principal and
interest hereunder shall be made in immediately available funds to the Bank at 425 Walnut Street, Cincinnati, OH 45202, or at such other place as may be designated by the Bank to the Borrower in writing.

                           (f) Business Day Payments. Whenever any of the terms
and provisions of this Agreement or the other Loan documents provides that any payment to be made shall be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

                  4. Representations and Warranties. To induce the Bank to enter into this Agreement, the Borrower represents and warrants to the Bank as follows:

                           (a) Existence. The Borrower is duly organized,
validly existing and in good standing as a Corporation under the laws of Wisconsin and is registered as an investment company under the Act.

                           (b) Authority. The Borrower has full power and
authority to own its properties and to conduct its business as an investment company and to execute, deliver and perform its obligations under this Agreement and the other Loan Documents.

                           (c) Borrowing Authorization. The execution, delivery
and performance by the Borrower of this Agreement and the other Loan Documents:
(i) have been duly authorized by all requisite action; (ii) do not and will not violate (A) any law, regulation, order, writ, judgment, decree, determination or award currently in effect and applicable to the Borrower, (B) the articles of incorporation, declaration of trust or bylaws or other organizational or governing documents of the Borrower, (C) any provision of any agreement to which the Borrower is a party, or by which it or any of its properties or assets is bound, and (D) any franchise, license, permit, certificate, authorization, qualification, accreditation or other similar right, consent or approval of or applicable to the Borrower; and (iii) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower, except in favor of the Bank. No consents, licenses, permits, applications or authorizations of, notices or reports to, or registrations, filings or declarations with, any Governmental Authority or other third party are required to be obtained in connection with the execution, delivery or performance by the Borrower of any of the Loan Documents.

                           (d) Enforceability. This Agreement and the other Loan
Documents have been duly executed and delivered by the Borrower, pursuant to due authorization, and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

                           (e) Financial Information; Adverse Change. The
Borrower has provided, or prior to the Effective Date will provide, the Bank with (i) its audited financial statements for its fiscal year end and (ii) the Prospectus. The Borrower does not have any contingent liabilities not provided for or disclosed in such financial statements. Such financial statements present fairly, in all respects, the financial condition of the Borrower in accordance with GAAP. There has been no material adverse change in the business or financial condition of the Borrower since the date of such financial statements.

                           (f) Indebtedness. The Borrower has no Indebtedness
other than Permitted Indebtedness.

                           (g) Investments. None of the Borrower's Series,
including the Fund, has Investments which such Series is not authorized to have or which are inconsistent with or conflict with the provisions of the Prospectus relating to such Series and the Borrower generally or for which it or the Borrower is required to obtain shareholder approval.

                           (h) Litigation. There is no litigation or other
action or proceeding pending or, to the best of the knowledge of the Borrower after diligent investigation, threatened against or affecting the Borrower or any of its Series before any Governmental Authority.

                           (i) Title to Property. The Borrower (or, to the
extent applicable, each Series) has good, indefeasible and merchantable title to and ownership of all of its assets, including without limitation the Collateral, free and clear of all Liens except those in favor of the Bank.

                           (j) Compliance. The Borrower is in compliance with
the Act and all other Applicable Laws.

                           (k) No Default. No default (or event which, with
notice or lapse of time, or both, would constitute a default) exists under any agreement or instrument to which the Borrower is a party or pursuant to which any property of the Borrower is encumbered.

                           (l) Taxes. The Borrower has filed all federal, state
and local tax returns and other reports which it is required by law to file, has paid all taxes, assessments and other similar charges that are due and payable, except to the extent that any such taxes or charges are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books and records, and has withheld all employee and similar taxes which it is required by law to withhold.

                           (m) Licenses, Etc. The Borrower has obtained and
holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, and other consents, rights and approvals which are necessary for the operation of its business. The Borrower is not in violation of the terms of any such franchise, license, permit, certificate, authorization, qualification, accreditation, consent, right or approval.

                           (n) Broker's Fees. No brokerage, finder's or similar
fee or commission is due to any party by reason of the Borrower entering into this Agreement or by reason of any of the transactions contemplated hereby, and the Borrower shall indemnify and hold the Bank harmless from all such fees and commissions.

                  5. Borrower's Covenants. The Borrower agrees with the Bank that, from the date of this Agreement and until the Loans are paid in full and all obligations under this Agreement and the other Loan Documents are fully performed and this Agreement has been terminated:

                           (a) Books and Records; Inspection. The Borrower shall
keep and maintain complete books, records and files with respect to its business in accordance with GAAP and shall accurately and completely record all transactions therein. The Borrower shall permit the officers, employees and designated representatives of the Bank, from time to time to inspect the Borrower's property and to inspect and make copies of or extracts from the books, records and files of the Borrower, and the Borrower shall make the same available to the Bank and its agents and representatives for such purposes at such reasonable times as the Bank shall request.

                           (b) Financial Statements; Reports. The Borrower shall
furnish to the Bank: (i) within one hundred twenty (120) days after the last day of each fiscal year of the Borrower, a copy of the annual audit report of the Borrower prepared in accordance with GAAP, with detail reasonably satisfactory to the Bank, and consisting of at least a statement of assets and liabilities for each of the Series (including the Fund) as at the close of such fiscal year, a Schedule of Investments for each of the Series (including the Fund) as at the close of such fiscal year, a statement of operations for each of the Series (including the Fund) for such fiscal year and a statement of changes in net assets for each of the Series (including the Fund) for such fiscal year, and certified by an independent certified public accountant satisfactory to the Bank; (ii) statements of the Borrower's and the Fund's Net Assets and the market value of the assets of each Series (including the Fund) of the Borrower, whether or not held by the Custodian, on a daily basis whenever any Loans are outstanding hereunder and otherwise upon the Bank's request; (iii) promptly upon transmission thereof, copies of all regular and periodic financial information, proxy materials and other information and reports, if any, which the Borrower shall file with the Securities and Exchange Commission or any governmental agencies substituted therefor or which the Borrower shall send to its shareholders generally; and (iv) such other reports and information as the Bank may reasonably request from time to time.

                           (c) Taxes. The Borrower shall file all federal, state
and local tax returns and other reports the Borrower is required by law to file, and shall pay when due all taxes, assessments and other liabilities except for those contested in good faith by appropriate proceedings for which adequate reserves in conformity with GAAP will be provided and shall withhold all employee and similar taxes which it is required by law to withhold.

                           (d) Existence and Status. The Borrower shall maintain
its existence as a Corporation in good standing under the laws of Wisconsin, shall continue to be registered as an investment company under the Act and shall continue to maintain the Fund as a separate Series of the Borrower.

                           (e) Compliance with Law. The Borrower shall comply at
all times with the Act and all other Applicable Laws.

                           (f) Borrower's Coverage Ratio. The Borrower shall not
permit the ratio of its (i) total assets minus total liabilities (other than liabilities of any kind or nature whatsoever for borrowed money and liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower) to (ii) total liabilities of any kind or nature whatsoever for borrowed money and liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower to be less than 2000% at any time.

                           (g) Fund's Coverage Ratio. The Borrower shall not
permit the ratio of the Fund's (i) total assets minus total liabilities (other than liabilities of any kind or nature whatsoever for borrowed money and the Fund liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower on behalf of the Fund) to
(ii) total liabilities of any kind or nature whatsoever for borrowed money and the Fund's liabilities in respect of overdrafts in any account (whether trust, demand deposit or other account) maintained by the Borrower on behalf of the Fund to be less than 2000% at any time.

                           (h) Licenses. The Borrower shall obtain and maintain
all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, and other consents, rights and approvals which are required by law or are necessary for the operation of its business.

                           (i) Notice. The Borrower shall notify the Bank in
writing, promptly upon the Borrower's learning thereof, of: (i) any litigation, suit or administrative proceeding which may affect the operations, financial condition or business of the Borrower or the Bank's interest in any of the Collateral; (ii) any default by the Borrower under any note, indenture, loan agreement, mortgage, lease, deed or other agreement to which the Borrower is a party or by which the Borrower or its assets are bound; (iii) a Default or an Event of Default under this Agreement; and (iv) any default by any obligor under any note or other evidence of Indebtedness payable to the Borrower.

                           (j) Use of Proceeds. The Borrower shall not use the
proceeds of the Loans for any purpose that is not permitted under the Fund Statement and the Prospectus.

                           (k) Liens. The Borrower shall not create or permit to
exist any Liens with respect to any of the assets or property of the Fund, including without limitation the Collateral, whether now owned or hereafter acquired, except Liens in favor of the Bank.

                           (l) Investments. The Borrower shall not make, agree
to make, or hold any Investment which it is not permitted to make without shareholder approval and shall make only those Investments which conform with the provisions of the Prospectus. Without limiting the generality of the foregoing, the Borrower shall not permit the Fund to make, agree to make, or hold any Investment which it is not permitted to make without shareholder approval and shall comply in all respects with, and shall make only those Investments which conform with, the provisions of the Prospectus relating to the Fund and the provisions of the Prospectus relating to the Borrower generally.

                           (m) Transfer of Property. The Borrower shall not
sell, transfer, convey or lease, any of the assets or property of the Borrower, including without limitation the Collateral, other than in the ordinary course of business.

                           (n) Change in Structure; Change in Business. The
Borrower shall not enter into any business which is substantially different from that presently conducted by the Borrower. The Borrower shall maintain the Fund as a Series separate and apart from any other Series.

                           (o) Indebtedness. The Borrower shall not incur or
permit to exist any Indebtedness other than Permitted Indebtedness.

                           (p) Bank Accounts. Other than accounts with U.S.
Bank, N.A., the Borrower shall not make or maintain deposits on its own behalf or on behalf of the Fund with any bank or similar institution which has any right of setoff, bankers' lien, combination or consolidation of accounts, counterclaim or other similar right under Applicable Law with respect to such deposit.

                           (q) Compliance with Agreements. The Borrower shall,
and shall cause the Fund to, comply with all agreements and instruments to which it is a party or pursuant to which any of its property is encumbered.

                           (r) Solvency. Immediately after giving effect to the
execution and delivery of the Loan Documents and the making of the Loans hereunder and at all times thereafter while the Loans or any portion thereof are outstanding, each of the Borrower and the Fund shall be solvent, shall be able to pay its debts and obligations as they become due, and shall have capital sufficient to carry on its business.

                           (s) Contracts. The Borrower shall not, and shall not
permit the Fund to, enter into any agreement, contract or arrangement which would impair or adversely affect (i) its right and/or ability to carry on its business as now conducted, (ii) its right and/or ability to carry on the business of the Fund (as if the Fund were a separate business) as now conducted or (iii) the Collateral.

                           (t) Insurance. The Borrower shall maintain such
insurance as is typically maintained by prudent companies in the same line of business as the Borrower, and, without limitation of the generality of the foregoing, shall maintain all insurance required under the Act.

                           (u) Waiver. Any variance from the covenants of the
Borrower pursuant to this Section 5 shall be permitted only with the prior written consent and/or waiver of the Bank. Any such variance by consent and/or waiver shall relate solely to the variance addressed in such consent and/or waiver, and shall not operate as the Bank's consent and/or waiver to any other variance of the same covenant or other covenants, nor shall it preclude the exercise by the Bank of any power or right under this Agreement, other than with respect to such variance.

                           (v) Further Assurances. The Borrower shall take all
such further actions and execute all such further documents and instruments as the Bank may at any time determine may be necessary to create, perfect, preserve and/or protect or ensure the priority of any Lien or security interest in any Collateral.

                  6. Conditions Precedent.

                           (a) Conditions Precedent to the Effective Date. This
Agreement shall become effective on the date (the "Effective Date") on which the following conditions precedent shall have been satisfied or waived by the Bank in its sole and absolute discretion:

                                    (i) Proof of Action; Incumbency. The Bank
shall have received an Officer's Certificate from the Borrower dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the articles of incorporation or declaration of trust and bylaws or other organizational and governing documents of the Borrower as in effect as of the Effective Date, (B) that attached thereto is the true and correct copy of the records of all action taken by the Borrower to authorize its execution and delivery of this Agreement and the other Loan Documents (and the Loans contemplated hereby and thereby), and (C) as to the incumbency, the name and specimen signature of each individual who shall be authorized (each an "Authorized Officer") (1) to sign, in the name of the Borrower, this Agreement and the other Loan Documents, and (2) to give certificates and notices and to take other action on its behalf under this Agreement.

                                    (ii) Loan Documents. The Bank shall have
received (A) a fully executed Note, (B) a fully executed Pledge and Security Agreement and (C) a fully executed Securities Account Control Agreement.

                                    (iii) Representations and Warranties. The
Bank shall have received from the Borrower an Officer's Certificate to the effect that each of the representations and warranties made by the Borrower in this Agreement and in the other Loan Documents is true and correct.

                                    (iv) No Default. The Bank shall have
received from the Borrower an Officer's Certificate to the effect that no Default or Event of Default is continuing on the Effective Date, or would result from the transactions contemplated to occur on the Effective Date.

                                    (v) Opinion. The Borrower shall have
delivered to the Bank an opinion of counsel acceptable to the Bank dated the Effective Date, substantially in the form attached hereto as Exhibit E.

                                    (vi) Form U-1. The Borrower shall have
executed and delivered to the Bank in connection herewith a Federal Reserve Form U-1, in form and substance satisfactory to the Bank ("Form U-1").

                                    (vii) Expenses. The Borrower shall have paid
to the Bank the fees, expenses and disbursements required to be paid by the Borrower pursuant to Section 8(d) hereof.

                                    (viii) Financial Statements. The Borrower
shall have provided the Bank with (A) its audited financial statements for its fiscal year ended, (B) the Prospectus and (C) the Fund Statement.

                           (b) Conditions Precedent to Each Loan. Without
committing the Bank to make any Loan hereunder, to the extent the Bank in its sole discretion is willing to make a Loan, the making of each Loan is subject to the satisfaction of each of the following conditions precedent, unless waived by the Bank in its sole and absolute discretion:

                                    (i) Loan Request. The Bank shall have
received a request for such Loan in compliance with Section 2(c) hereof.

                                    (ii) Default. Before and after giving effect
to such Loan, or any portion thereof, no Default or Event of Default shall have occurred and be continuing.

                                    (iii) Representations and Warranties. Before
and after giving effect to such Loan or any portion thereof, the representations and warranties set forth herein and in the other Loan Documents shall be true and correct as though made on the date of such Loan.

                                    (iv) Adverse Change. There shall have been
no material adverse change in the business or financial condition of the Borrower or the Fund nor shall there have been a material adverse change in respect of the validity or enforceability or priority of any Liens granted to the Bank under the Loan Documents, in each case, since the Effective Date.

                                    (v) Form U-1. The Borrower shall have
delivered to the Bank as a supplement to Form U-1 a current list of collateral which adequately supports the credit extended under this Agreement.

                                    (vi) Other Actions. The Borrower shall take
such other actions and deliver to the Bank such other documents, certificates and instruments as the Bank may reasonably request to evidence, protect or perfect the Loans and the Collateral therefor.

                  7. Events of Default. If any of the following events (each, an "Event of Default") shall occur, then the Bank may without further notice or demand, accelerate the Loans and declare them to be, and thereupon the Loans shall become, immediately due and payable (except that upon the occurrence of an Event of Default as described in Section 7(h) or (i) below, the Loans shall be automatically due and payable) and the Borrower may not request further Loans hereunder (or if already requested, may not receive the proceeds of any Loans hereunder), and, regardless of whether or not the Loans shall have been accelerated, the Bank shall have all rights provided herein and in any of the other Loan Documents or otherwise provided by law to realize on the Collateral:

                           (a) The Borrower shall not have paid or repaid to the
Bank any principal of or any interest on the Loans or any other obligation hereunder or under any of the other Loan Documents when due, whether by reason of demand, acceleration or otherwise; or

                           (b) There shall have occurred any other violation or
breach or any covenant, agreement or condition contained herein or in any other Loan Document except that, in the event of a Default of the Borrower's obligation to deliver the daily statements required under Section 5(b)(iii), such Default shall not constitute an Event of Default hereunder unless the Bank has notified the Borrower of such Default and the Borrower has not cured such Default within thirty-six (36) hours of receiving such notice; or

                           (c) The Borrower shall not have paid when due any
other Indebtedness, or the holder of such other Indebtedness shall have declared such Indebtedness due prior to its stated maturity because of the Borrower's default thereunder or the Borrower shall have failed to perform any of its obligations under agreements relating to Indebtedness which failure would, if not cured, give the holder of such Indebtedness the right to accelerate the maturity of such Indebtedness; or

                           (d) There shall have occurred any violation or breach
of any covenant, agreement or condition contained in any other agreement between the Borrower and the Bank; or

                           (e) The Borrower shall not have performed its
obligations under any agreement material to its business; or

                           (f) Any representation or warranty made or deemed
made herein or in any other Loan Document or writing furnished in connection with this Agreement shall have proven to be false when made or when deemed to have been made; or

                           (g) The Borrower shall have been unable to pay its
debts as due; or

                           (h) The Borrower shall have made an assignment for
the benefit of creditors; or

                           (i) The Borrower shall have applied for the
appointment of a trustee or receiver for any part of its assets or shall have commenced any proceedings relating to the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or other liquidation law of any jurisdiction; or any such application shall have been filed, or any such proceedings shall have commenced, against the Borrower, and either the Borrower shall have indicated its approval, consent or acquiescence thereto or such proceedings shall not have been dismissed within forty-five (45) days; or an order shall have been entered appointing such trustee or receiver, or adjudicating the Borrower bankrupt or insolvent, or approving the petition in any such proceedings; or

                           (j) Any part of the Borrower's operations shall have
ceased; or

                           (k) Any final judgment which, together with other
outstanding judgments against the Borrower, causes the aggregate of such judgments to exceed One Hundred Thousand Dollars ($100,000), shall have been rendered against the Borrower; or

                           (l) There shall have occurred any material adverse
change in the business or financial condition of the Borrower or its ability to repay the Loans or a material adverse change in respect of the validity or enforceability or priority of any Liens granted to the Bank under the Loan Documents; or

                           (m) Thompson Plumb & Associates, Inc. shall no longer
be the investment advisor to the Borrower; or

                           (n) The Custodian shall no longer be the custodian of
the Collateral.

                  8. Miscellaneous.

                           (a) Lien; Right of Set-Off. The Borrower hereby
grants to the Bank a continuing lien and security interest in and to any and all moneys, securities and other properties of the Borrower and the proceeds thereof now or hereafter held or received by or in transit to the Bank from or for the account of the Borrower, whether for safekeeping, pledge, transmission, collection or otherwise, and also upon any and all deposits (general and special), account balances and credits of the Borrower with the Bank at any time existing. In addition to all statutory rights of the Bank, the Bank is hereby authorized at any time and from time to time, without prior notice to the Borrower, to set-off, appropriate, apply and enforce said lien and security interest in any and all items hereinbefore in this clause (a) referred to against all obligations arising under this Agreement or any of the other Loan Documents, and the Borrower shall continue to be liable to the Bank for any deficiency with interest at the rate set forth herein.

                           (b) Delay. No delay, omission or forbearance on the
part of the Bank in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial delay, omission or forbearance in the exercise of any other power or right. The rights and remedies of the Bank herein provided are cumulative, shall be interpreted in all respects in favor of the Bank, and are not exclusive of any other rights and remedies provided by law.

                           (c) Notice. Except as otherwise expressly provided in
this Agreement, any notice hereunder shall be in writing and shall be given by personal delivery, telecopy, or overnight courier or registered or certified mail, postage prepaid, and addressed to the parties at their addresses set forth below:

                     Bank:           U.S. Bank, N.A.
                                     425 Walnut Street, Mail Location CN-WN-06TC
                                     Cincinnati, Ohio  45202
                                     Attention:  Shelly L. Allen
                                     Telephone:  (513) 639-6404
                                     Telecopy:   (262) 790-8757

                     Borrower:       Thompson Plumb Funds, Inc.
                                     1200 John Q. Hammons Drive
                                     Madison, WI 53717
                                     Attention:  Mr. John W. Thompson
                                     Telephone:  (608) 831-1300
                                     Telecopy:  (608) 831-4968

                  The Borrower or the Bank may, by written notice to the other as provided herein, designate another address or number for purposes hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five (5) Business Days after dispatch by certified or registered mail if mailed (or, if sooner, on the date of actual receipt), in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8(c) or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8(c).

                  (d) Expenses; Indemnity. The Borrower agrees to pay all reasonable out-of-pocket expenses of the Bank and its employees (including reasonable attorney's fees and legal expenses, but excluding the salaries of the Bank's own employees) incurred by the Bank in entering into and closing this Agreement and preparing the documentation in connection herewith, and administering or enforcing the obligations of the Borrower hereunder or under any of the other Loan Documents, and the Borrower agrees to pay the Bank upon demand for the same. The Borrower further agrees to defend, indemnify and hold the Bank harmless from any liability, obligation, cost, damage or expense, including attorney's fees and legal expenses for taxes, fees or third party claims which may arise or be related to the execution, delivery or performance of this Agreement or any of the other Loan Documents, except in the case of gross negligence or willful misconduct on the part of the Bank.

                  (e) Survival. All covenants and agreements of the Borrower made herein or otherwise in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall remain in effect so long as any obligations of the Borrower are outstanding hereunder or under any of the other Loan Documents. The obligations of the Borrower set forth in Sections 3(c), 3(d) and 8(d) shall survive the termination of this Agreement and repayment of the Obligations.

                  (f) Severability. Any provision of this Agreement or any of the other Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition of enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability or such provision in any other jurisdiction.

                  (g) Governing Law. The Loans shall be deemed made in Ohio and this Agreement and all of the other Loan Documents, and all of the rights and obligations of the Borrower and the Bank hereunder and thereunder, shall in all respects be governed by and construed in accordance with the laws of the State of Ohio, including all matters of construction, validity and performance. Without limitation on the ability of the Bank to exercise all of its rights as to the Collateral or to initiate and prosecute any action or proceeding in any applicable jurisdiction related to loan repayment, the Borrower and the Bank agree that any action or proceeding commenced by or on behalf of the parties arising out of or relating to the Loans and/or this Agreement and/or any of the other Loan Documents shall be commenced and maintained exclusively in the District Court of the United States for the Southern District of Ohio, or any other court of applicable jurisdiction located in Cincinnati, Ohio. The Borrower and the Bank also agree that a summons and complaint commencing an action or proceeding in any such Ohio courts by or on behalf of such parties shall be properly served and shall confer personal jurisdiction on a party to which said party consents, if (i) served personally or by registered or certified mail to the other party at any of its addresses noted herein, or (ii) as otherwise provided under the laws of the State of Ohio. The Borrower and the Bank hereby waive all rights to trial by jury in any proceeding arising out of or related to the transactions contemplated hereunder or under any of the other Loan Documents. The interest rate and all other terms of the Loans negotiated with the Borrower are, in part, related to the aforesaid provisions on jurisdiction, which the Bank deems a vital part of this loan arrangement.

                  (h) Successors. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns. The Borrower shall not assign its rights or delegate its duties hereunder or under any other Loan Document without the prior written consent of the Bank.

                  (i) Amendment. This Agreement may not be modified or amended except in writing signed by authorized officers of the Bank and the Borrower.

                  (j) Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                THE BANK:

                                U.S. BANK, N.A.,



                                By:
                                   ---------------------------------------------
                                Name:   Marsha A. Croxton
                                Title:  Sr. Vice President


                                THE BORROWER:

                                THOMPSON PLUMB FUNDS, INC.



                                By:
                                   ---------------------------------------------
                                Name:  John W. Thompson
                                Title: Chairman



EXHIBITS:

A - Pledge and Security Agreement
B - Securities Account Control Agreement
C - Note
D - Form of Loan Request
E - Opinion of Counsel